August  29,  2001


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
Technology  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Semi-Annual Report for each of the above Series of the Exeter Fund in which you were invested as of June 30, 2001. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department, at 1-800-466-3863, or your Client Consultant if you have any questions about the Semi-Annual Reports or about the Fund.

Sincerely,

/s/  Amy  J.  Williams

Amy  J.  Williams
Fund  Services  Manager

Exeter  Fund,  Inc.
Semi-Annual  report
June  30,  2001
Diversified  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

Looking back over the first six months of the year, the investment environment can best be described as "surprising". Investors were surprised, at least initially, by the decisions of the Federal Reserve Board. They were also surprised by many of the announcements coming out of the business community, by the resilience of the consumer, and most of all, by the response of the financial markets. Surprising does not necessarily mean disappointing. Through the end of June, short-term municipal bonds had generated returns just over 3%, intermediate munis were up just under 3%, and longer-term munis were up around 2%. While not spectacular, they compared quite favorably with the -1.9%, -6.7%, and -12.4% generated during the first half of the year by the Dow Industrials, the S&P 500, and the NASDAQ, respectively.

The Federal Reserve Board started things off by lowering short-term interest rates by 50 basis points (0.50%) on the second business day of the year. They followed that up with four additional 50 basis point rate cuts, and then threw in a 25 basis point cut at the end of June just to keep the market on its toes. Six months into the year, the Fed had pushed short rates down 275 basis points (2.75%), a significant reduction. Granted, the Fed was responding to an economy that had weakened considerably and in hindsight, with several key indices both having fallen, with unemployment rising, and with the rate of business investment slowing precipitously, the Fed's actions were probably warranted. Nonetheless, with a 12 to 18 month lag between the time the Fed cuts rates and when those cuts impact the economy, the speed with which the Fed acted and the magnitude of its actions were a bit surprising.

As for the business community, bad earnings announcements and pre-announcements about upcoming earnings became regular occurrences throughout the first half of the year. The same can be said about staffing cutbacks. One of the more stunning examples of this trend was the announcement by Nortel Networks in June. The company reported that it would lose $19.2 billion during the second quarter as it wrote off acquisitions made over the prior two years. The company also announced that it would cut 10,000 additional jobs on top of the previously announced cut of 20,000.

One would expect numerous job cuts to cause the consumer sector to retrench, and while the growth rate of consumer spending did slow, it did not turn negative. Personal consumption expenditures, which were growing at about 6% on a year over year basis last year, were growing at closer to a 3% rate through May of this year. The housing market remained rather active with the number of new homes being built in 2001 remaining close to the record levels of last year.

Generally when the Federal Reserve Board is cutting short-term interest rates, when earnings are falling and businesses are cutting back on employment, and when consumer spending slows, interest rates fall. That has not happened in the municipal bond market so far this year. Some of that can be traced to investor concerns about inflation, and some of that can be traced to investor concerns about a deterioration in the tax and revenue streams which back municipal bonds. Whatever the offsetting reasons, longer-term, higher-quality municipal yields were essentially unchanged through the end of June. They started the year at 5.10% to 5.15%, and that is essentially where they finished the first half.

Management  Discussion  and  Analysis  (unaudited)



Because we believe the forces that have reduced inflation over the past 15+ years are still in place, we have invested the portfolio with a longer-term bias than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. In addition, in keeping with our risk-adverse style and a preference for holding only the most liquid securities, we have invested in higher-quality bonds than those measured by the benchmark. As was true for the market, at the end of June, the Series had essentially earned its coupon, generating a return of 1.80%.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management


[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  6/30/01

General  Obligation  Bonds  -  80.39%
Revenue  Bonds  -  19.40%
Certificate  of  Participation  -  0.21%

1As  a  percentage  of  municipal  securities.


[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  6/30/01

Aaa  -  84.84%
Aa  -  14.03%
A  -  1.13%

2Using  Moody's  Ratings,  as  a percentage of municipal securities (unaudited).

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
Diversified  Tax  Exempt  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,962          9.62%     9.62%
Five Years  $           13,054         30.54%     5.47%
Inception1  $           14,185         41.85%     4.85%





Merrill  Lynch
Intermediate  Municipal  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,960          9.60%     9.60%
Five Years  $           13,492         34.92%     6.17%
Inception1  $           14,933         49.33%     5.58%




The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (6/30/01) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




                  Exeter Fund, Inc.                   Merrill Lynch
Date        Diversified Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                       10,000  $                           10,000
12/31/1994                           9,461                               9,709
12/31/1995                          11,003                              11,009
12/31/1996                          11,370                              11,520
12/31/1997                          12,270                              12,406
12/31/1998                          12,944                              13,183
12/31/1999                          12,340                              13,182
12/31/2000                          13,935                              14,453
6/30/2001                           14,185                              14,933



1The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 127 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                   CREDIT
                                                                   RATING*
                                                                 (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                 -----------  -----------------  ---------------

MUNICIPAL SECURITIES - 96.68%
ALABAMA - 1.89%
Bessemer Governmental Utility Services Corp. Water Supply,
Revenue Bond, 5.20%, 6/1/2024                                    Aaa          $         500,000  $       494,040
Mobile County Board of School Commissioners, G.O. Bond,
Series B, 5.00%, 3/1/2018                                        Aaa                    500,000          493,840
                                                                                                 ---------------
                                                                                                         987,880
                                                                                                 ---------------

ALASKA - 0.59%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                            Aaa                    300,000          310,830
                                                                                                 ---------------

ARIZONA - 0.50%
Maricopa County Unified School District No. 097 Deer Valley,
G.O. Bond, Series A, 5.20%, 7/1/2007                             Aaa                    250,000          263,072
                                                                                                 ---------------

CALIFORNIA - 2.95%
California, G.O. Bond, 4.75%, 12/1/2028                          Aa3                    795,000          705,602
Oak Grove School District, G.O. Bond, 5.25%, 8/1/2024            Aaa                    500,000          500,490
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016   Aaa                    330,000          337,844
                                                                                                 ---------------
                                                                                                       1,543,936
                                                                                                 ---------------

COLORADO - 0.34%
El Paso County School District No. 020, G.O. Bond, Series A,
6.20%, 12/15/2007                                                Aaa                    160,000          179,885
                                                                                                 ---------------

FLORIDA - 3.68%
Florida State Board of Education, G.O. Bond, Series A,
5.00%, 6/1/2027                                                  Aa2                    750,000          717,847
Florida State Board of Education, G.O. Bond, Series C,
5.60%, 6/1/2025                                                  Aaa                    135,000          137,348
Florida - Jacksonville Transportation, G.O. Bond,
5.00%, 7/1/2027                                                  Aa2                    710,000          680,407
Hillsborough County Capital Impt. Program, Revenue
Bond, 5.125%, 7/1/2022                                           Aaa                    400,000          393,180
                                                                                                 ---------------
                                                                                                       1,928,782
                                                                                                 ---------------

GEORGIA - 1.96%
Atlanta, G. O. Bond, 5.60%, 12/1/2018                            Aa3                    350,000          367,076
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012                    Aaa                    200,000          220,416
Rockdale County Water & Sewer Authority, Revenue Bond,
5.00%, 7/1/2022                                                  Aaa                    450,000          438,579
                                                                                                 ---------------
                                                                                                       1,026,071
                                                                                                 ---------------

HAWAII - 0.55%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007                   Aa3                    260,000          287,927
                                                                                                 ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                          CREDIT
                                                                          RATING*
                                                                        (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                        -----------  -----------------  ---------------
IDAHO - 0.20%
Ada & Canyon Counties Joint School District No. 2
Meridian, G.O. Bond, 5.10%, 7/30/2005                                   Aa2          $         100,000  $       105,779
                                                                                                        ---------------

ILLINOIS - 4.36%
Aurora, G.O. Bond, 5.80%, 1/1/2012                                      Aaa                    190,000          203,716
Chicago School Finance Authority, G.O. Bond, Series A,
5.00%, 6/1/2007                                                         Aaa                    200,000          208,286
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022                          Aaa                    100,000          103,572
Chicago, G.O. Bond, 5.25%, 1/1/2027                                     Aaa                    250,000          244,837
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022                     Aaa                    750,000          722,302
Illinois, Certificate of Participation, Series 1995A, 5.60%, 7/1/2010   Aaa                    100,000          105,747
Madison & St. Clair Counties, School District No 010-Collinsville,
G.O. Bond, 5.125%, 2/1/2019                                             Aaa                    500,000          493,420
Rock Island County School District No. 041-Rock Island,
G.O. Bond, 5.125%, 12/1/2015                                            A3                     200,000          201,526
                                                                                                        ---------------
                                                                                                              2,283,406
                                                                                                        ---------------

INDIANA - 4.22%
Avon Community School Building Corp., Revenue
Bond, 5.25%, 1/1/2022                                                   Aaa                    925,000          919,256
Bloomington Sewage Works, Revenue Bond, 5.80%, 1/1/2011                 Aaa                    150,000          158,745
Eagle-Union Middle School Building Corp., Revenue Bond, 5.90%,
1/15/2020                                                               Aaa                    500,000          560,720
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006                     Aaa                    140,000          145,093
La Porte County, G.O. Bond, 5.20%, 1/15/2018                            Aaa                    300,000          300,147
Monroe County Community School Corp., Revenue Bond,
5.25%, 7/1/2016                                                         Aaa                    125,000          126,313
                                                                                                        ---------------
                                                                                                              2,210,274
                                                                                                        ---------------

IOWA - 3.41%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014                               Aaa                    350,000          370,629
Iowa City, G.O. Bond, 5.45%, 6/1/2017                                   Aaa                  1,125,000        1,159,042
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021                          Aaa                    250,000          256,432
                                                                                                        ---------------
                                                                                                              1,786,103
                                                                                                        ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                               CREDIT
                                                               RATING*
                                                             (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                             -----------  -----------------  ---------------
KANSAS - 2.81%
Derby, G.O. Bond, Series A, 5.00%, 6/1/2015                  Aaa          $         275,000  $       276,655
Johnson County Unified School District No. 229, G.O. Bond,
Series A, 5.00%, 10/1/2014                                   Aa1                    220,000          222,574
Johnson County Unified School District No. 231, G.O. Bond,
Series A, 5.75%, 10/1/2016                                   Aaa                    500,000          553,195
Wyandotte County School District No. 204, G.O. Bond,
Series A, 5.375%, 9/1/2015                                   Aaa                    400,000          416,572
                                                                                             ---------------
                                                                                                   1,468,996
                                                                                             ---------------

KENTUCKY - 3.01%
Jefferson County School District Finance Corp.,
Revenue Bond, Series A, 5.00%, 2/1/2011                      Aaa                    300,000          309,321
Kentucky State Turnpike Authority, Revenue Bond,
6.50%, 7/1/2008                                              Aaa                    250,000          285,235
Louisville & Jefferson County Metropolitan Sewer District,
Revenue Bond, 5.20%, 5/15/2026                               Aaa                  1,000,000          980,790
                                                                                             ---------------
                                                                                                   1,575,346
                                                                                             ---------------

LOUISIANA - 1.37%
New Orleans Sewage Service, Revenue Bond, 5.25%, 6/1/2012    Aaa                    300,000          312,447
Orleans Parish Parishwide School District, G.O. Bond,
Series A, 5.125%, 9/1/2016                                   Aaa                    400,000          403,456
                                                                                             ---------------
                                                                                                     715,903
                                                                                             ---------------

MAINE - 1.99%
Hermon, G.O. Bond, 5.60%, 11/1/2013                          Aaa                     75,000           77,998
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021     Aaa                    750,000          745,740
Portland, G.O. Bond, 6.20%, 4/1/2006                         Aa1                    200,000          218,134
                                                                                             ---------------
                                                                                                   1,041,872
                                                                                             ---------------

MARYLAND - 1.31%
Baltimore, Revenue Bond, Series A,
5.55%, 7/1/2009                                              Aaa                    260,000          278,052
Prince Georges County Public Impt., G.O. Bond,
5.00%, 3/15/2014                                             Aaa                    200,000          203,086
Washington County Public Impt., G.O. Bond,
4.875%, 1/1/2010                                             Aaa                    200,000          204,994
                                                                                             ---------------
                                                                                                     686,132
                                                                                             ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                        CREDIT
                                                                        RATING*
                                                                      (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                      -----------  -----------------  ---------------
MASSACHUSETTS - 3.66%
Martha's Vineyard Regional High School District No. 100,
G.O. Bond, 6.70%, 12/15/2014                                          Aaa          $         200,000  $       225,356
Massachusetts Bay Transportation Authority, Revenue Bond, Series B,
5.25%, 3/1/2026                                                       Aaa                    500,000          493,830
Massachusetts Municipal Wholesale Electric Co. Water Supply
System, Revenue Bond, Series A, 5.00%, 7/1/2017                       Aaa                    200,000          199,562
Massachusetts, G.O. Bond, Series C, 5.75%, 8/1/2010                   Aaa                    400,000          443,556
Massachusetts Water Resources Authority,
Revenue Bond, Series B, 5.25%, 3/1/2013                               Aaa                    155,000          157,991
Richmond, G.O. Bond, 5.00%, 4/15/2021                                 Aaa                    400,000          396,496
                                                                                                      ---------------
                                                                                                            1,916,791
                                                                                                      ---------------

MICHIGAN - 4.02%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011              Aaa                    150,000          156,646
Holly Area School District, G.O. Bond, 5.00%, 5/1/2022                Aaa                    500,000          484,305
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/1/2027                Aaa                    225,000          219,553
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026              Aaa                    480,000          458,928
Oakland County George W. Kuhn Drain District,
G.O. Bond, Series B, 5.375%, 4/1/2021                                 Aaa                    475,000          484,153
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014                Aaa                    200,000          201,166
St. Joseph County, Sewer Disposal Systems - Constantine,
G.O. Bond, 5.00%, 4/1/2012                                            AAA1                   100,000          101,886
                                                                                                      ---------------
                                                                                                            2,106,637
                                                                                                      ---------------

MINNESOTA - 2.91%
Albert Lea Independent School District No. 241, G.O. Bond,
5.00%, 2/1/2018                                                       Aaa                    500,000          496,080
Big Lake Independent School District No. 727, G.O. Bond,
5.50%, 2/1/2014                                                       Aaa                    500,000          518,195
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013                     Aaa                    300,000          306,720
Western Minnesota Municipal Power Agency, Revenue
Bond, 6.625%, 1/1/2016                                                Aaa                    175,000          203,331
                                                                                                      ---------------
                                                                                                            1,524,326
                                                                                                      ---------------

MISSISSIPPI - 1.37%
Biloxi Public School District, G.O. Bond, 5.00%, 4/1/2017             Aaa                    500,000          497,265
Mississippi, G.O. Bond, 6.30%, 12/1/2006                              Aa3                    200,000          218,446
                                                                                                      ---------------
                                                                                                              715,711
                                                                                                      ---------------

MISSOURI - 0.48%
Missouri, Third Street Building, G.O. Bond,
Series A, 5.125%, 8/1/2009                                            Aaa                    250,000          252,585
                                                                                                      ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                      CREDIT
                                                                      RATING*
                                                                    (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                    -----------  -----------------  ---------------
MONTANA - 0.39%
Montana, Long Range Building Program, G.O. Bond, Series A,
4.875%, 8/1/2010                                                    Aa3          $         200,000  $       202,830
                                                                                                    ---------------

NEBRASKA - 1.05%
Douglas County School District No. 017, G.O. Bond, 5.00%,
10/1/2012                                                           Aaa                    545,000          551,649
                                                                                                    ---------------

NEVADA - 2.84%
Clark County, G.O. Bond, Series A, 4.50%, 12/1/2019                 Aaa                    500,000          451,665
Clark County School District, G.O. Bond, 6.00%, 6/15/2002           Aaa                    100,000          103,138
Nevada State Project No. 42, G.O. Bond, 5.70%, 9/1/2008             Aa2                    200,000          215,384
Nevada State Project Nos. 66 & 67, G.O. Bond,
Series A, 5.00%, 5/15/2028                                          Aaa                    750,000          715,433
                                                                                                    ---------------
                                                                                                          1,485,620
                                                                                                    ---------------

NEW HAMPSHIRE - 0.42%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014                           Aa2                    200,000          220,750
                                                                                                    ---------------

NEW JERSEY - 3.50%
East Orange, G.O. Bond, 5.60%, 6/15/2019                            Aaa                  1,020,000        1,071,530
Jersey City, G.O. Bond, 5.50%, 3/15/2011                            Aaa                    225,000          242,057
North Hudson Sewerage Authority, Revenue Bond, 5.25%, 8/1/2016      AAA1                   250,000          255,778
West Windsor-Plainsboro Regional School District,
G.O. Bond, 5.25%, 12/1/2004                                         Aaa                    250,000          265,480
                                                                                                    ---------------
                                                                                                          1,834,845
                                                                                                    ---------------

NEW YORK - 3.05%
New York State Thruway Authority, Revenue Bond,
Series A, 5.50%, 1/1/2023                                           Aaa                    200,000          202,834
Orange County, G.O. Bond, 5.125%, 9/1/2024                          Aa1                    500,000          497,615
Sands Point, G.O. Bond, 6.70%, 11/15/2013                           Aa2                    350,000          385,672
Spencerport Central School District, G.O. Bond, 5.00%, 11/15/2012   Aaa                    350,000          361,533
Westchester County, G.O. Bond, 4.75%, 11/15/2016                    Aaa                    150,000          149,831
                                                                                                    ---------------
                                                                                                          1,597,485
                                                                                                    ---------------

NORTH CAROLINA - 3.44%
Cary, G.O. Bond, 5.00%, 3/1/2018                                    Aaa                    700,000          698,383
North Carolina, Prison Facilities, G.O. Bond, Series C, 4.80%,
3/1/2009                                                            Aaa                    200,000          204,680
Raleigh, G.O. Bond, 4.40%, 6/1/2017                                 Aaa                    250,000          230,245
Union County, G.O. Bond, Series B, 5.30%, 3/1/2013                  Aaa                    250,000          264,215
Wilson, G.O. Bond, 5.10%, 6/1/2019                                  Aaa                    400,000          402,324
                                                                                                    ---------------
                                                                                                          1,799,847
                                                                                                    ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                          CREDIT
                                                                          RATING*
                                                                        (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                        -----------  -----------------  ---------------
OHIO - 1.93%
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025           Aaa          $         490,000  $       480,940
Springfield City School District, Clark County, G.O. Bond,
5.20%, 12/1/2023                                                        Aaa                    325,000          322,013
Summit County, G.O. Bond, 6.625%, 12/1/2012                             Aaa                    200,000          207,264
                                                                                                        ---------------
                                                                                                              1,010,217
                                                                                                        ---------------

OKLAHOMA - 1.40%
Oklahoma Turnpike Authority, Revenue Bond,
Series A, 5.00%, 1/1/2023                                               Aaa                    750,000          731,663
                                                                                                        ---------------

OREGON - 3.10%
Josephine County Unit School District Three Rivers, G.O. Bond,
5.25%, 6/15/2017                                                        Aaa                    825,000          838,423
Salem, Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010             Aaa                    255,000          267,317
Washington County School District No. 015 Forest Grove, G.O. Bond,
5.50%, 6/15/2017                                                        Aaa                    500,000          519,815
                                                                                                        ---------------
                                                                                                              1,625,555
                                                                                                        ---------------

PENNSYLVANIA - 3.00%
Beaver County, G.O. Bond, 5.15%, 10/1/2017                              Aaa                    300,000          301,599
Cambria County, G.O. Bond, Series A, 6.10%, 8/15/2016                   Aaa                    350,000          381,801
Philadelphia Water & Wastewater, Revenue Bond, 5.60%, 8/1/2018          Aaa                    150,000          153,845
Pittsburgh Water & Sewer Authority, Revenue Bond, Series C,
5.125%, 9/1/2023                                                        Aaa                    750,000          732,945
                                                                                                        ---------------
                                                                                                              1,570,190
                                                                                                        ---------------

RHODE ISLAND - 3.55%
Rhode Island Pre-refunded Balance, G.O. Bond,
Series A, 6.20%, 6/15/2004                                              Aaa                    115,000          121,029
Rhode Island Unrefunded Balance, G.O. Bond,
Series A, 6.20%, 6/15/2004                                              Aaa                    185,000          193,345
Rhode Island, Capital Development, G.O. Bond,
Series A, 5.375%, 7/15/2017                                             Aaa                  1,500,000        1,547,250
                                                                                                        ---------------
                                                                                                              1,861,624
                                                                                                        ---------------

SOUTH CAROLINA - 3.25%
Beaufort County School District, G.O. Bond, Series A, 5.00%, 3/1/2020   Aa1                    500,000          494,580
Orangeburg County Consolidated School District 005, G.O. Bond,
5.625%, 3/1/2019                                                        Aa1                    800,000          832,488
South Carolina State Highway, G.O. Bond, Series B,
5.625%, 7/1/2010                                                        Aaa                    350,000          376,506
                                                                                                        ---------------
                                                                                                              1,703,574
                                                                                                        ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                        CREDIT
                                                                        RATING*
                                                                      (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                      -----------  -----------------  ---------------
SOUTH DAKOTA - 1.17%
Rapid City Area School District No. 51-4, G.O. Bond,
4.75%, 1/1/2018                                                       Aaa          $         650,000  $       613,724
                                                                                                      ---------------

TENNESSEE - 1.82%
Cleveland Water & Sewer, G.O. Bond, 5.35%, 9/1/2023                   Aaa                    450,000          452,686
Johnson City, School Sales Tax, G.O. Bond, 6.70%, 5/1/2021            Aaa                    350,000          395,280
Lawrence County, G.O. Bond, 6.60%, 3/1/2013                           Aaa                    100,000          104,588
                                                                                                      ---------------
                                                                                                              952,554
                                                                                                      ---------------

TEXAS - 4.65%
Brazoria County, G.O. Bond, 4.75%, 9/1/2011                           Aaa                    445,000          451,186
Carrollton-Farmers Branch Independent School District, G.O. Bond,
6.00%, 2/15/2019                                                      Aaa                    500,000          531,025
North Texas Municipal Water District, Revenue Bond,
5.00%, 6/1/2012                                                       Aaa                    150,000          152,607
Richardson Independent School District, G.O. Bond, Series B, 5.00%,
2/15/2021                                                             Aaa                    500,000          480,625
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
2/15/2011                                                             Aaa                    350,000          361,414
Waller Consolidated Indpendent School District, G.O. Bond, 4.75%,
2/15/2023                                                             Aaa                    500,000          457,010
                                                                                                      ---------------
                                                                                                            2,433,867
                                                                                                      ---------------

UTAH - 1.45%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009                  Aaa                    250,000          262,410
Nebo School District, G.O. Bond, 6.00%, 6/15/2018                     Aaa                    450,000          495,441
                                                                                                      ---------------
                                                                                                              757,851
                                                                                                      ---------------

VIRGINIA - 0.74%
Franklin County, Capital Impt., G.O. Bond, 6.60%,
7/15/2013                                                             Aaa                    250,000          255,655
Spotsylvania County Water & Sewer Systems, Revenue
Bond, 5.25%, 6/1/2016                                                 Aaa                    130,000          132,781
                                                                                                      ---------------
                                                                                                              388,436
                                                                                                      ---------------

WASHINGTON - 2.82%
King County, G.O. Bond, Series B, 5.00%, 1/1/2030                     Aaa                    400,000          375,364
Kitsap County School District No. 401 Central Kitsap, G.O. Bond,
6.625%, 12/1/2008                                                     A1                     350,000          371,032
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                        Aa1                    230,000          236,270
Seattle Metropolitan Municipality, G.O. Bond, 5.65%, 1/1/2020         Aa3                    100,000          101,630
Washington, G.O. Bond, Series A, 5.00%, 1/1/2023                      Aa1                    410,000          393,817
                                                                                                      ---------------
                                                                                                            1,478,113
                                                                                                      ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                        CREDIT
                                                                        RATING*    PRINCIPAL AMOUNT/
                                                                      (UNAUDITED)        SHARES        VALUE (NOTE 2)
                                                                      -----------  ------------------  ---------------
WEST VIRGINIA - 1.25%
West Virginia, G.O. Bond, 5.00%, 6/1/2015                             Aaa          $          650,000  $       653,692
                                                                                                       ---------------

WISCONSIN - 4.28%
East Troy School District, G.O. Bond, Series A, 4.625%,
10/1/2011                                                             Aaa                     400,000          402,664
Merrill Area Public School District, G.O. Bond, 5.30%, 4/1/2013       AAA1                    400,000          410,612
Stoughton Area School District, G.O. Bond, 4.875%,
4/1/2016                                                              Aaa                     500,000          492,470
Two Rivers Public School District, G.O. Bond, 5.625%, 3/1/2019        Aaa                     415,000          430,085
West De Pere School District, G.O. Bond, Series A, 5.25%, 10/1/2017   Aaa                     500,000          506,540
                                                                                                       ---------------
                                                                                                             2,242,371
                                                                                                       ---------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $49,185,627)                                                                               50,634,701
                                                                                                       ---------------

SHORT-TERM INVESTMENTS - 2.30%
Dreyfus Municipal Reserves
(Identified Cost $1,203,520)                                                                1,203,520        1,203,520
                                                                                                       ---------------

TOTAL INVESTMENTS - 98.98%
(Identified Cost $50,389,147)                                                                               51,838,221

OTHER ASSETS, LESS LIABILITIES - 1.02%                                                                         535,556
                                                                                                       ---------------

NET ASSETS - 100%                                                                                      $    52,373,777
                                                                                                       ===============




Key  -

G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

*Credit  Ratings  from  Moody's  (unaudited)
1Credit  Ratings  from  S&P  (unaudited)

FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $50,389,147 was as follows:




Unrealized appreciation        $1,843,171
Unrealized depreciation          (394,097)
                               -----------

UNREALIZED APPRECIATION - NET  $1,449,074
                               ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $50,389,147)(Note 2)  $51,838,221
Interest receivable                                              752,220
Dividends receivable                                               5,481
                                                             -----------

TOTAL ASSETS                                                  52,595,922
                                                             -----------

LIABILITIES:

Accrued management fee (Note 3)                                   21,540
Transfer agent fees payable (Note 3)                               6,558
Accrued fund accounting fees (Note 3)                              2,812
Accrued directors' fees (Note 3)                                   1,612
Due to custodian                                                 132,471
Payable for fund shares repurchased                               50,917
Other payables and accrued expenses                                6,235
                                                             -----------

TOTAL LIABILITIES                                                222,145
                                                             -----------

TOTAL NET ASSETS                                             $52,373,777
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock                                                $    49,552
Additional paid-in-capital                                    50,497,101
Undistributed net investment income                              376,776
Accumulated net realized gain on investments                       1,274
Net unrealized appreciation on investments                     1,449,074
                                                             -----------

TOTAL NET ASSETS                                             $52,373,777
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($52,373,777/4,955,207 shares)               $     10.57
                                                             ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Interest                                               $1,222,625
Dividends                                                  31,805
                                                       -----------

Total Investment Income                                 1,254,430
                                                       -----------

EXPENSES:

Management fee (Note 3)                                   122,900
Fund accounting fees (Note 3)                              31,853
Transfer agent fees (Note 3)                                9,491
Directors' fees (Note 3)                                    3,323
Audit fee                                                   5,079
Custodian fee                                               4,711
Miscellaneous                                              11,171
                                                       -----------

Total Expenses                                            188,528
                                                       -----------

NET INVESTMENT INCOME                                   1,065,902
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain on investments                            6,472
Net change in unrealized depreciation on investments     (193,970)
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                           (187,498)
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $  878,404
                                                       ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                             FOR THE SIX MONTHS
                                                               ENDED 6/30/01        FOR THE YEAR
                                                                (UNAUDITED)        ENDED 12/31/00
                                                            --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                       $         1,065,902   $     1,731,412
Net realized gain (loss) on investments                                   6,472            (2,061)
Net unrealized appreciation (depreciation) on investments              (193,970)        3,119,355
                                                            --------------------  ----------------
Net increase from operations                                            878,404         4,848,706
                                                            --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                             (909,478)       (1,606,768)
                                                            --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)                 5,755,477        13,646,899
                                                            --------------------  ----------------

Net increase in net assets                                            5,724,403        16,888,837

NET ASSETS:

Beginning of period                                                  46,649,374        29,760,537
                                                            --------------------  ----------------

END OF PERIOD (including undistributed net investment
income of $376,776 and $189,844, respectively)              $        52,373,777   $    46,649,374
                                                            ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED
                                                      6/30/01                              FOR THE YEARS ENDED
                                                    (UNAUDITED)         12/31/00          12/31/99    12/31/98    12/31/97
                                                    ------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $     10.57   $               9.74   $   10.73   $   10.59   $   10.23
                                                    ------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                      0.22                   0.43        0.48        0.43        0.43
Net realized and unrealized gain (loss)
on investments                                            (0.03)                  0.81       (0.97)       0.14        0.36
                                                    ------------  ---------------------  ----------  ----------  ----------
Total from investment operations                           0.19                   1.24       (0.49)       0.57        0.79
                                                    ------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                (0.19)                 (0.41)      (0.49)      (0.42)      (0.43)
From net realized gain on investments                         -                     --       (0.01)      (0.01)         --
                                                    ------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                       (0.19)                 (0.41)      (0.50)      (0.43)      (0.43)
                                                    ------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                     $     10.57   $              10.57   $    9.74   $   10.73   $   10.59
                                                    ============  =====================  ==========  ==========  ==========

Total return1                                              1.80%                 12.92%     (4.67%)       5.49%       7.92%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                 0.77%2                   0.76%       0.68%       0.69%       0.69%
Net investment income                                    4.34%2                   4.55%       4.50%       4.19%       4.41%

Portfolio turnover                                            0%                     1%          6%          5%          1%

NET ASSETS - END OF PERIOD (000's omitted)          $    52,374   $             46,649   $  29,761   $  34,570   $  23,651
                                                    ============  =====================  ==========  ==========  ==========






                                                     12/31/96
                                                    ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $   10.32
                                                    ----------

Income from investment operations:
Net investment income                                    0.43
Net realized and unrealized gain (loss)
on investments                                          (0.10)
                                                    ----------
Total from investment operations                         0.33
                                                    ----------

Less distributions to shareholders:
From net investment income                              (0.42)
From net realized gain on investments                      --
                                                    ----------
Total distributions to shareholders                     (0.42)
                                                    ----------

NET ASSET VALUE - END OF PERIOD                     $   10.23
                                                    ==========

Total return1                                            3.33%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                 0.70%
Net investment income                                    4.44%

Portfolio turnover                                          2%

NET ASSETS - END OF PERIOD (000's omitted)          $  16,949
                                                    ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of original discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including capital loss carryovers. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At June 30, 2001 the Series, for federal income tax purposes, had a capital loss carryforward of $5,198 which will expire on December 31, 2008.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  PRINCIPLE
As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $30,508 increase in cost of securities and a corresponding $30,508 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $10,563, decrease net unrealized appreciation (depreciation) by $10,563. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $7,600,718 and $203,000, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:




                             For the Six Months                   For the Year
                               Ended 6/30/01                     Ended 12/31/00
                            ---------------------               ----------------
                         Shares               Amount         Shares       Amount
                 ----------------------  ----------------  ----------  ------------
Sold                           734,551   $     7,787,592   1,835,688   $18,406,894
Reinvested                      78,690           834,815     151,205     1,537,234
Repurchased                   (269,323)       (2,866,930)   (629,610)   (6,297,229)
                 ----------------------  ----------------  ----------  ------------
Total                          543,918   $     5,755,477   1,357,283   $13,646,899
                 ======================  ================  ==========  ============

A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2001.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
Global  Fixed  Income Series

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

The Global Fixed Income Series has been open for more than three years now, and while the Series provides access to the greatest number of fixed income investment opportunities, the relative strength of the U.S. dollar has caused non-dollar denominated fixed income investments to lag the U.S. fixed income markets.

One of the original catalysts behind the activation of the Global Fixed Income Series was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico), and the Series continues to hold meaningful positions in both Argentinean and Brazilian bonds. Argentina has been under pressure given the restrictive nature of its currency peg to the U.S. dollar during a period of economic weakness. Recently, the country was forced to restructure its dollar-denominated debts due to these pressures. Given Argentina's economic relationship with Brazil, Brazilian bonds came under pressure as well. While especially volatile, those positions have generated annual coupons in the neighborhood of 10% since they were bought at the Series' inception. Manning & Napier continues to like the long-term potential of both countries and at this time we expect to continue to hold both positions.

Outside of Latin America, the fixed income markets in Europe tended to follow that of the U.S., with short-term rates modestly lower and longer-term interest rates drifting higher over the first six months of the year. The declines of short-term interest rates were not as pronounced as the declines in the U.S., and ordinarily that would argue for a weaker dollar relative to the euro; however, that has not been the case. The dollar continued to make new highs versus the euro throughout the first half of the year. A similar story holds for Canada and Australia/New Zealand. Short-term interest rates in both regions were lower, although a touch less than in that of the U.S., and longer-term rates were a bit higher. Interestingly, the increases were greater than those in the U.S. Fortunately, most of the Series' holding in these countries were intermediate-term maturities, whose yields were rather stable, and the Series simply garnered their coupons. Unfortunately, the currency changes hurt their dollar denominated returns.

For the first six months of the year, the Latin American holdings have acted as a drag on the Series' performance, but the overweighting in dollar-denominated assets has helped. That has allowed the Series to modestly outperform its benchmark (-3.16% versus -3.20%). While disappointed with a negative return, we believe that the investment opportunities provided by the Series will benefit our clients over the long term.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)



[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  June  30,  2001

Argentina Government -  2.40%
Australia Government  -  3.90%
Brazil Government  -  5.20%
Canada Government  -  10.59%
France Government  -  3.63%
Germany Government  -  3.60%
Israel Government  -  2.53%
Italy Government  -  3.55%
Netherlands Government  -  3.62%
New  Zealand Government  -  1.30%
South  Africa Government  -  2.59%
Spain Government  -  2.91%
United  States Government  -  11.89%
Corporate  Bonds  -  30.24%
Cash,  short-term  investments,  and  other  assets,  less  liabilities - 12.05%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
Global  Fixed  Income  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            9,733         -2.67%    -2.67%
Inception1  $           10,684          6.84%     1.82%





Merrill  Lynch
Global  Government  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            9,857         -1.43%    -1.43%
Inception1  $           10,989          9.89%     2.61%





Merrill  Lynch
U.S.  Treasury  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,976          9.76%     9.76%
Inception1  $           12,617         26.17%     6.54%



The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (6/30/01) as compared to the Merrill Lynch Global Government Bond Index and the Merrill Lynch U.S. Treasury Bond Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




               Exeter Fund, Inc.        Merrill Lynch Global         Merrill Lynch
Date      Global Fixed Income Series   Government Bond Index   U.S. Treasury Bond Index
10/31/97  $                    10,000  $               10,000  $                  10,000
12/31/97                       10,200                   9,841                     10,161
12/31/98                       10,483                  11,231                     11,180
12/31/99                       10,977                  11,045                     10,913
12/31/00                       11,033                  11,353                     12,373
06/30/01                       10,684                  10,989                     12,617



1Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 480 Global Government bonds. The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 125 U.S. Treasury bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                 CURRENCY  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                 --------  -----------------  ---------------

GOVERNMENT SECURITIES - 57.71%
ARGENTINA - 2.40%
Republic of Argentina, 12.25%, 6/16/2018
(Identified Cost $2,109,516)                     USD       $       2,696,246  $     2,001,693
                                                                              ---------------

AUSTRALIA - 3.90%
Australian Government, 6.75%, 11/15/2006
(Identified Cost $4,456,592)                     AUD               6,140,000        3,255,083
                                                                              ---------------

BRAZIL - 5.20%
Federal Republic of Brazil, 10.125%, 5/15/2027
(Identified Cost $4,982,163)                     USD               6,000,000        4,338,600
                                                                              ---------------

CANADA - 10.59%
Canadian Government, 5.50%, 9/1/2002             CAD               3,745,000        2,489,148
Canadian Government, 7.25%, 6/1/2007             CAD               4,745,000        3,355,513
Canadian Government, 6.00%, 6/1/2008             CAD               4,500,000        2,992,686
                                                                              ---------------

TOTAL CANADIAN GOVERNMENT SECURITIES
(Identified Cost $9,200,760)                                                        8,837,347
                                                                              ---------------

FRANCE - 3.63%
Government of  France, 5.50%, 4/25/2010
(Identified Cost $3,136,185)                     EUR               3,500,000        3,026,719
                                                                              ---------------

GERMANY - 3.60%
Bundesobligation, 5.00%, 8/19/2005
(Identified Cost $3,100,067)                     EUR               3,500,000        3,006,831
                                                                              ---------------

ISRAEL - 2.53%
State of Israel, 7.75%, 3/15/2010
(Identified Cost $1,990,520)                     USD               2,000,000        2,107,994
                                                                              ---------------

ITALY - 3.55%
Buoni Poliennali del Tesoro, 6.25%, 3/1/2002
(Identified Cost $3,994,960)                     EUR               3,460,255        2,963,740
                                                                              ---------------

NETHERLANDS - 3.62%
Netherlands Government, 5.50%, 7/15/2010
(Identified Cost $3,116,675)                     EUR               3,500,000        3,021,952
                                                                              ---------------

NEW ZEALAND - 1.30%
New Zealand Government, 8.00%, 11/15/2006
(Identified Cost $1,713,099)                     NZD               2,550,000        1,087,752
                                                                              ---------------

SOUTH AFRICA - 2.59%
Republic of  South Africa, 9.125%, 5/19/2009
(Identified Cost $2,034,082)                     USD               2,000,000        2,160,000
                                                                              ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                           CURRENCY  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                           --------  -----------------  ---------------
SPAIN - 2.91%
Bonos Y Oblig Del Estado, 7.90%, 2/28/2002
(Identified Cost $3,297,505)                               EUR       $       2,812,737  $     2,432,982
                                                                                        ---------------

UNITED STATES GOVERNMENT - 11.89%
Freddie Mac, 5.625%, 3/15/2011                             USD               3,000,000        2,880,267
Fannie Mae, 5.50%, 2/15/2006                               USD               3,000,000        2,996,256
U.S. Treasury Bond, 5.50%, 8/15/2028                       USD               2,000,000        1,896,366
U.S. Treasury Note, 6.50%, 2/15/2010                       USD               2,000,000        2,148,592
                                                                                        ---------------

TOTAL UNITED STATES GOVERNMENT SECURITIES
(Identified Cost $9,993,336)                                                                  9,921,481
                                                                                        ---------------

TOTAL GOVERNMENT SECURITIES
(Identified Cost $53,125,460)                                                                48,162,174
                                                                                        ---------------

CORPORATE BONDS - 30.24%
Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius)2           USD               5,000,000          275,000
Bayer Corp., 6.20%, 2/15/2028 (United States)              USD               2,000,000        1,949,180
Canadian National Railway Co., 6.90%, 7/15/2028 (Canada)   USD               3,000,000        2,830,632
Gulf Canada Resources, 8.375%, 11/15/2005 (Canada)         USD               2,000,000        2,162,500
Merrill Lynch & Co., Stock Linked Note (Telebras),
11/28/2003 (United States) 1                               USD               5,000,000        4,868,500
Oracle Corp., 6.91%, 2/15/2007 (United States)             USD               2,000,000        1,994,302
PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands)      USD               1,380,000        1,396,574
Pemex Finance Ltd., 5.72%, 11/15/2003 (Cayman Islands)     USD               1,562,500        1,563,438
Pemex Finance Ltd., 6.125%, 11/15/2003 (Cayman Islands)    USD                 333,333          335,690
Phelps Dodge Corp., 8.75%, 6/1/2011 (United States)        USD               3,000,000        2,972,289
Sun Microsystems, Inc., 7.65%, 8/15/2009 (United States)   USD               2,000,000        2,032,332
Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada)        USD                 250,000          255,000
Waste Management, Inc., 6.125%, 7/15/2001 (United States)  USD                 600,000          599,969
Waste Management, Inc., 7.375%, 8/1/2010 (United States)   USD               2,000,000        2,007,438
                                                                                        ---------------

TOTAL CORPORATE BONDS
(Identified Cost $30,294,544)                                                                25,242,844
                                                                                        ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                            PRINCIPAL AMOUNT/SHARES   VALUE (NOTE 2)
                                                            ------------------------  ---------------
SHORT-TERM INVESTMENTS - 10.38%
Dreyfus Treasury Cash Management Fund                                        697,928  $       697,928
Federal Home Loan Bank Discount Note, 8/24/2001             $              4,000,000        3,978,180
Fannie Mae Discount Note, 8/8/2001                                         4,000,000        3,983,880
                                                                                      ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $8,659,988)                                                                8,659,988
                                                                                      ---------------

TOTAL INVESTMENTS - 98.33%
(Identified Cost $92,079,992)                                                              82,065,006

OTHER ASSETS, LESS LIABILITIES - 1.67%                                                      1,394,044
                                                                                      ---------------

NET ASSETS -100%                                                                      $    83,459,050
                                                                                      ===============




KEY:

AUD-  Australian  Dollar
CAD-  Canadian  Dollar
EUR-  Euro  Dollar
NZD-  New  Zealand  Dollar
USD-  United  States  Dollar

1Restricted, excluding 144A securities, as to public resale. The total market value of the restricted securities held at June 30, 2001 was $4,868,500 or 6% of net assets, and is comprised of one security acquired on 5/21/98 at a cost of $5,000,000.
2This issuer is in default of certain debt covenants. Income is not being accrued.

FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized depreciation based on identified cost for federal tax purposes of $92,079,992 was as follows:




Unrealized appreciation        $    558,295
Unrealized depreciation         (10,573,281)
                               -------------

UNREALIZED DEPRECIATION - NET  $(10,014,986)
                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost, $92,079,992)(Note 2)    $ 82,065,006
Cash                                                                   2,570
Foreign currency, at value (cost, $637)                                  623
Interest receivable                                                1,437,166
Receivable for fund shares sold                                       56,995
Dividends receivable                                                  12,771
                                                                -------------

TOTAL ASSETS                                                      83,575,131
                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                      68,992
Transfer agent fees payable (Note 3)                                  10,247
Accrued fund accounting fees (Note 3)                                  3,582
Accrued directors' fees (Note 3)                                       1,635
Payable for fund shares repurchased                                   13,737
Audit fee payable                                                     10,978
Other payables and accrued expenses                                    6,910
                                                                -------------

TOTAL LIABILITIES                                                    116,081
                                                                -------------

TOTAL NET ASSETS                                                $ 83,459,050
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $     93,861
Additional paid-in-capital                                        93,690,896
Undistributed net investment income                                1,822,444
Accumulated net realized loss on investments                      (2,107,145)
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                 (10,041,006)
                                                                -------------

TOTAL NET ASSETS                                                $ 83,459,050
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($83,459,050/9,386,099 shares)                  $       8.89
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Interest (net of foreign tax withheld, $10,874)     $ 2,595,796
Dividends                                                70,670
                                                    ------------

Total Investment Income                               2,666,466
                                                    ------------

EXPENSES:

Management fees (Note 3)                                408,658
Fund accounting fees (Note 3)                            25,678
Transfer agent fees (Note 3)                             10,816
Directors' fees (Note 3)                                  3,323
Audit fee                                                13,389
Miscellaneous                                            17,708
                                                    ------------

Total Expenses                                          479,572
                                                    ------------

NET INVESTMENT INCOME                                 2,186,894
                                                    ------------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS:

Net realized loss on -
Investments                                          (1,430,734)
Foreign currency and other assets and liabilities       (17,071)
                                                    ------------
                                                     (1,447,805)
                                                    ------------

Net change in unrealized depreciation on -
Investments                                          (3,316,745)
Foreign currency and other assets and liabilities       (63,285)
                                                    ------------
                                                     (3,380,030)
                                                    ------------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS                                       (4,827,835)
                                                    ------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(2,640,941)
                                                    ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                                   FOR THE SIX MONTHS
                                                                     ENDED 6/30/01        FOR THE YEAR
                                                                      (UNAUDITED)        ENDED 12/31/00
                                                                  --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                             $         2,186,894   $     4,458,076
Net realized loss on investments                                           (1,447,805)       (1,843,836)
Net change in unrealized depreciation on investments                       (3,380,030)       (2,437,779)
                                                                  --------------------  ----------------
Net increase (decrease) from operations                                    (2,640,941)          176,461
                                                                  --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                          -        (2,794,567)
                                                                  --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)            5,603,488        (8,546,359)
                                                                  --------------------  ----------------

Net increase (decrease) in net assets                                       2,962,547       (11,164,465)

NET ASSETS:

Beginning of period                                                        80,496,503        91,660,968
                                                                  --------------------  ----------------

END OF PERIOD (including distributions in excess of net
investment income of  $1,822,444 and ($627,618), respectively)    $        83,459,050   $    80,496,503
                                                                  ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/01                     FOR THE YEARS ENDED
                                                          (UNAUDITED)          12/31/00          12/31/99    12/31/98
                                                         --------------  ---------------------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $        9.18   $               9.47   $    9.66   $   10.12
                                                         --------------  ---------------------  ----------  ----------

Income from investment operations:
Net investment income                                            0.27 4                  0.52        0.61        0.60
Net realized and unrealized gain (loss) on investments           (0.56)                 (0.48)      (0.16)      (0.32)
                                                         --------------  ---------------------  ----------  ----------
Total from investment operations                                 (0.29)                  0.04        0.45        0.28
                                                         --------------  ---------------------  ----------  ----------

Less distributions to shareholders:
From net investment income                                           -                  (0.33)      (0.64)      (0.63)
From realized gain on investments                                    -                     --        -- 3       (0.11)
                                                         --------------  ---------------------  ----------  ----------
Total distributions to shareholders                                  -                  (0.33)      (0.64)      (0.74)
                                                         --------------  ---------------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $        8.89   $               9.18   $    9.47   $    9.66
                                                         ==============  =====================  ==========  ==========

Total return1                                                   (3.16%)                  0.51%       4.71%       2.78%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.17%2                   1.13%       1.10%       1.10%
Net investment income                                         5.35%2,4                   5.38%       5.42%       5.75%

Portfolio turnover                                                  12%                    24%         10%         29%

NET ASSETS - END OF PERIOD (000'S OMITTED)               $      83,459   $             80,497   $  91,661   $ 118,793
                                                         ==============  =====================  ==========  ==========



                                                          FOR THE PERIOD
                                                           10/31/97* TO
                                                             12/31/97
                                                         ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $         10.00
                                                         ----------------

Income from investment operations:
Net investment income                                               0.08
Net realized and unrealized gain (loss) on investments              0.12
                                                         ----------------
Total from investment operations                                    0.20
                                                         ----------------

Less distributions to shareholders:
From net investment income                                         (0.08)
From realized gain on investments                                     --
                                                         ----------------
Total distributions to shareholders                                (0.08)
                                                         ----------------

NET ASSET VALUE - END OF PERIOD                          $         10.12
                                                         ================

Total return1                                                       2.00%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                          1.09%2
Net investment income                                             4.75%2

Portfolio turnover                                                     3%

NET ASSETS - END OF PERIOD (000'S OMITTED)               $       127,172
                                                         ================



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Annualized.
3Less  than  $0.01  per  share.
4As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $0.03, decrease net realized and unrealized gains and losses per share by $0.03 and increase the ratio of net investment income to average net assets from 4.86% to 5.35%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
*  Commencement  of  operations.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION
Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing principally in fixed income securities issued by governments, banks, corporations, and supranational entities, such as the World Bank, located anywhere in the world.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily. Discounts on original issue discount bonds are accreted according to yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses and market discount reclassification. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At June 30, 2001 the Series, for federal income tax purposes, had a capital loss carryforward of $659,340 which will expire on December 31, 2007.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

CHANGE  IN  ACCOUNTING  PRINCIPLE
As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $263,168 increase in cost of securities and a corresponding $263,168 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $201,184, decrease net unrealized appreciation (depreciation) by $8,756, decrease net realized gains (losses) by $192,428. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

3.     TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

Notes  to  Financial  Statements  (unaudited)



4.     PURCHASES  AND  SALES  OF  SECURITIES
For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $7,753,904 and $8,313,756, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $6,002,494 and $0, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Global  Fixed  Income  Series  were:






                      For the Six Months                  For the Year
                         Ended 6/30/01                   Ended 12/31/00
                     -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                  1,032,866   $ 9,393,725        1,174,799   $ 10,973,548
Reinvested                   --            --          304,986      2,720,522
Repurchased            (413,906)   (3,790,237)      (2,392,231)   (22,240,429)
             -------------------  ------------  ---------------  -------------
Total                   618,960   $ 5,603,488         (912,446)  $ (8,546,359)
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
International  Series

[This page intentionally left blank]

Management  Discussion  and  Analysis (unaudited)



Dear  Shareholders:

As has been the case since the International Series' inception in August 1992, the majority of the Series' portfolio is invested in Western European countries. Like other regions, Europe has been affected by the slowdown in global economic growth, and markets there have declined. This decline has led to a negative return for the Series and its foreign benchmark, the MSCI All Country World ex U.S. Index, so far this year. We remain optimistic about the economic outlook in Europe, and we expect the market decline to be temporary.

While European growth has decelerated, it continues to be positive. This area does not have the economic excesses that other parts of the world do, and we expect it to hold up better than many other regions. Looking ahead, there are many reasons to be optimistic about the long-term prospects of the European markets. Improvements have been made and continue to be implemented in areas such as business regulation, labor reform, and tax structure. These improvements all work toward improving the efficiency of individual businesses and the markets in general. Over the long term, we continue to expect strong relative growth in this region.

The euro continues to be low relative to other currencies, and this has affected returns. We have not hedged the currency because we believe that the stronger economic outlook for Europe and the relative value on the euro will lead the euro to appreciate. In addition, we believe the upside of the European stocks is high enough to offset the risk to the currency.

Eastern European markets have also fallen this year due to the lower global growth scenario. The Series has a small allocation to Hungary, Poland and the Czech Republic. These countries continue to make progress towards entry into the European Union, which bodes well over the long term. They are making strides to get their fiscal houses in order, to create the strong rule of law that is required for EU entry, and they are benefiting from a flow of capital to their lower cost production.

The countries in which the Series is invested have been stable for some time now, but if global economic conditions continue to develop as we expect, we may be making some changes in the portfolio before the end of the year. At this time, the portfolio has a small exposure to emerging markets due to its investments in three Eastern European countries: Poland, Hungary, and the Czech Republic. We believe that global growth is nearing a bottom. Valuations in many emerging markets are near where they were during the worst of the Asian crisis in 1998, and we expect emerging markets to perform well as global growth increases. We are continuing to watch a series of economic indicators that will help us determine when global economies are near their bottoms. At that time, we will look to the opportunity to increase the Series' emerging market holdings by investing in additional countries.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)



[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  6/30/01


Czech  Republic  -  1.7%
France  -  36.3%
Germany  -  27.0%
Hungary  -  3.3%
Italy  -  17.9%
Mexico  -  0.9%
Poland  -  3.2%
Spain  -  9.7%

*As  a  percentage  of  common  stocks.

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
International  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            8,094        -19.06%   -19.06%
Five Year   $           18,002         80.02%    12.47%
Inception1  $           23,815        138.15%    10.30%




S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            8,518        -14.82%   -14.82%
Five Year   $           19,657         96.57%    14.46%
Inception1  $           35,312        253.12%    15.32%




Morgan  Stanley  Capital  International
All  Country  World  ex  U.S.  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            7,582        -24.18%   -24.18%
Five Year   $           11,350         13.50%     2.56%
Inception1  $           17,961         79.61%     6.84%



The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (6/30/01) as compared to the Standard & Poor's (S&P)500 Total Return Index and the Morgan Stanley Capital International All Country World ex U.S. Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




              Exeter Fund, Inc.    S&P 500 Total   Morgan Stanley All Country
Date        International Series    Return Index       World ex U.S. Index
8/27/1992   $              10,000  $       10,000  $                    10,000
12/31/1992                 10,598          10,643                        9,510
12/31/1993                 13,359          11,709                       12,892
12/31/1994                 11,425          11,868                       13,808
12/31/1995                 11,898          16,312                       14,985
12/31/1996                 14,557          20,052                       15,981
12/31/1997                 18,589          26,959                       16,254
12/31/1998                 22,983          34,398                       18,544
12/31/1999                 29,289          41,634                       24,441
12/31/2000                 28,403          37,845                       20,767
6/30/2001                  23,815          35,312                       17,961



1Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance is historical and may not be indicative of future results.
2The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 1,733 companies listed on the stock exchanges of 48 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                         SHARES   VALUE (NOTE 2)
                                         -------  ---------------

COMMON STOCK - 96.01%
CZECH REPUBLIC - 1.63%

BANKING - 0.32%
Ceska Sporitelna a.s.*                    48,660  $       323,909
                                                  ---------------

BROADCAST SERVICES - 0.23%
Ceske Radiokomunikace a.s.                18,300          226,647
                                                  ---------------

TELECOMMUNICATIONS - 0.57%
Cesky Telecom a.s.                        62,790          573,309
                                                  ---------------

UTILITIES - GAS & ELECTRIC - 0.51%
Ceske Energeticke Zavody a.s. (CEZ)      227,220          515,821
                                                  ---------------

TOTAL CZECH SECURITIES
(Identified Cost $2,276,234)                            1,639,686
                                                  ---------------

FRANCE - 34.87%

AEROSPACE & MILITARY TECHNOLOGY - 0.52%
Thales S.A.                               14,389          520,993
                                                  ---------------

AUTOMOBILES - 1.12%
PSA Peugeot Citroen                        4,145        1,125,344
                                                  ---------------

BANKING - 3.58%
BNP Paribas S.A.                          23,347        2,031,824
Societe Generale                          26,312        1,558,129
                                                  ---------------
                                                        3,589,953
                                                  ---------------

BEVERAGE & TOBACCO - 1.62%
LVMH (Louis Vuitton Moet Hennessy)        32,320        1,627,984
                                                  ---------------

BUILDING MATERIALS & COMPONENTS - 0.63%
Lafarge S.A.                               7,327          626,483
                                                  ---------------

BUSINESS & PUBLIC SERVICES - 1.67%
Vivendi Universal S.A.                    28,650        1,669,900
                                                  ---------------

CHEMICALS - 3.43%
L'Air Liquide S.A.                         9,906        1,423,122
Aventis S.A.                              25,300        2,019,733
                                                  ---------------
                                                        3,442,855
                                                  ---------------

ELECTRICAL & ELECTRONICS - 1.67%
Alcatel S.A.                              80,100        1,674,909
                                                  ---------------

ENERGY SOURCES - 4.45%
TotalFinaElf S.A.                         31,853        4,460,132
                                                  ---------------

FOOD & HOUSEHOLD PRODUCTS - 1.56%
Groupe Danone                             11,412        1,566,054
                                                  ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                     SHARES   VALUE (NOTE 2)
                                     -------  ---------------

FRANCE (continued)
HEALTH & PERSONAL CARE - 5.67%
Sanofi-Synthelabo S.A.                46,668  $     3,061,842
L'Oreal S.A.                          40,630        2,622,699
                                              ---------------
                                                    5,684,541
                                              ---------------

INDUSTRIAL COMPONENTS - 0.27%
Michelin-B                             8,413          266,156
                                              ---------------

LEISURE & TOURISM - 0.56%
Accor S.A.                            13,295          561,068
                                              ---------------

MACHINERY & ENGINEERING - 0.37%
Schneider Electric S.A.                6,795          375,634
                                              ---------------

MERCHANDISING - 3.22%
Carrefour S.A.                        51,776        2,739,494
Casino Guichard-Perrachon S.A.         5,825          491,400
                                              ---------------
                                                    3,230,894
                                              ---------------

MULTI-INDUSTRY - 4.53%
Axa                                  110,292        3,141,890
Suez S.A.                             43,340        1,394,230
                                              ---------------
                                                    4,536,120
                                              ---------------

TOTAL FRENCH SECURITIES
(Identified Cost $16,199,026)                      34,959,020
                                              ---------------

GERMANY - 25.93%

AIRLINES - 0.38%
Deutsche Lufthansa AG                 23,700          377,197
                                              ---------------

BANKING - 4.69%
Bayerische Hypo-und Vereinsbank AG    49,730        2,429,160
Dresdner Bank AG                      50,000        2,277,268
                                              ---------------
                                                    4,706,428
                                              ---------------

BUSINESS & PUBLIC SERVICES - 2.83%
SAP AG                                20,550        2,833,967
                                              ---------------

CHEMICALS - 3.25%
Bayer AG                              83,750        3,261,403
                                              ---------------

ELECTRICAL & ELECTRONICS - 3.36%
Siemens AG                            55,725        3,373,013
                                              ---------------

INSURANCE - 4.72%
Allianz AG                            16,120        4,731,303
                                              ---------------

MACHINERY & ENGINEERING - 0.31%
MAN AG                                14,520          314,679
                                              ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                        SHARES   VALUE (NOTE 2)
                                        -------  ---------------

GERMANY (continued)
MATERIALS & COMMODITIES - 0.48%
Degussa AG                               17,900  $       478,853
                                                 ---------------

TELECOMMUNICATIONS - 1.58%
Deutsche Telekom AG                      70,000        1,579,865
                                                 ---------------

UTILITIES - GAS & ELECTRIC - 4.33%
RWE AG                                   37,905        1,501,773
E.On AG                                  54,537        2,834,794
                                                 ---------------
                                                       4,336,567
                                                 ---------------

TOTAL GERMAN SECURITIES
(Identified Cost $15,591,095)                         25,993,275
                                                 ---------------

HUNGARY -  3.16%

BANKING - 0.69%
OTP Bank Rt.                             13,300          690,784
                                                 ---------------

CHEMICALS - 0.12%
BorsodChem Rt.                            7,110          122,148
                                                 ---------------

ENERGY SOURCES - 0.74%
MOL Magyar Olaj-es Gazipari Rt.          52,300          744,054
                                                 ---------------

FOOD & HOUSEHOLD PRODUCTS - 0.07%
Pick Szeged Rt.                           5,529           72,032
                                                 ---------------

HEALTH & PERSONAL CARE - 0.90%
EGIS Rt.                                  6,857          235,841
Gedeon Richter Rt.                       11,900          661,272
                                                 ---------------
                                                         897,113
                                                 ---------------
TELECOMMUNICATIONS - 0.64%
Magyar Tavkozlesi Rt.                   218,900          642,616
                                                 ---------------

TOTAL HUNGARIAN SECURITIES
(Identified Cost $4,597,592)                           3,168,747
                                                 ---------------

ITALY - 17.15%

ADVERTISING - 0.02%
Seat Pagine Gialle S.p.A.                16,488           16,959
                                                 ---------------

BUILDING MATERIAL & COMPONENTS - 0.34%
Italcementi S.p.A.                       43,264          338,423
                                                 ---------------

ENERGY SOURCES - 4.52%
Edison S.p.A.                            50,000          458,417
ENI S.p.A.                              334,220        4,074,335
                                                 ---------------
                                                       4,532,752
                                                 ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaduited)






                                        SHARES   VALUE (NOTE 2)
                                        -------  ---------------

ITALY (continued)
FINANCIAL SERVICES - 4.24%
IntesaBCI S.p.A. warrants, 11/15/2002    73,260  $       101,712
IntesaBCI S.p.A.                        580,021        2,047,584
UniCredito Italiano S.p.A.              489,000        2,098,837
                                                 ---------------
                                                       4,248,133
                                                 ---------------

INSURANCE - 2.57%
Assicurazioni Generali S.p.A.            85,804        2,578,682
                                                 ---------------

MULTI-INDUSTRY - 0.44%
Pirelli S.p.A.                          160,000          445,633
                                                 ---------------

TELECOMMUNICATIONS - 5.02%
Telecom Italia S.p.A.                   294,445        2,642,238
Telecom Italia Mobile S.p.A.            470,000        2,395,279
                                                 ---------------
                                                       5,037,517
                                                 ---------------

TOTAL ITALIAN SECURITIES
(Identified Cost $9,882,484)                          17,198,099
                                                 ---------------

POLAND - 3.06%

BANKING - 1.20%
Bank Polska Kasa Opieki  S.A.*           58,650        1,004,707
Bank Zachodni WBK S.A.*                  18,605          197,164
                                                 ---------------
                                                       1,201,871
                                                 ---------------

BEVERAGE & TOBACCO - 0.13%
Browary Zywiec S.A.                       2,726          132,548
                                                 ---------------

ENERGY SOURCES - 0.69%
Polski Koncern Naftowy Orlen S.A.       156,400          692,229
                                                 ---------------

LEISURE & TOURISM - 0.12%
Orbis S.A.*                              28,000          115,899
                                                 ---------------

MINING - 0.49%
KGHM Polska Miedz S.A.                  118,000          492,846
                                                 ---------------

SOFTWARE DEVELOPMENT - 0.07%
Prokom Software S.A.                      3,000           72,861
                                                 ---------------

TELECOMMUNICATIONS - 0.36%
Telekomunikacja Polska S.A.              80,000          355,079
                                                 ---------------

TOTAL POLISH SECURITIES
(Identified Cost $3,877,051)                           3,063,333
                                                 ---------------



The accompanying notes are an integral part of the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)





                                            SHARES/PRINCIPAL
                                                 AMOUNT       VALUE (NOTE 2)
                                            ----------------  ---------------

SPAIN - 9.36%
BEVERAGE & TOBACCO - 0.30%
Altadis, S.A.*                                     21,330     $       300,473
                                                              ---------------

CONSTRUCTION & HOUSING - 0.57%
Fomento de Construcciones y Contratas S.A.         18,216             346,974
Grupo Dragados, S.A.                               17,982             226,061
                                                              ---------------
                                                                      573,035
                                                              ---------------

FINANCIAL SERVICES  - 3.53%
Banco Bilbao Vizcaya Argentaria, S.A.             144,610           1,870,611
Banco Santander Central Hispano S.A.              183,854           1,665,401
                                                              ---------------
                                                                    3,536,012
                                                              ---------------

METAL - STEEL - 0.16%
Acerinox, S.A.                                      5,855             162,578
                                                              ---------------

MULTI-INDUSTRY - 0.31%
Autopistas, Concesionaria Espanola S.A.            34,571             314,324
                                                              ---------------

TELECOMMUNICATIONS - 1.62%
Telefonica, S.A.                                  131,313           1,618,568
                                                              ---------------

UTILITIES - GAS & ELECTRIC - 2.87%
Endesa, S.A.                                       70,100           1,118,049
Gas Natural SDG, S.A.                              29,966             484,534
Iberdrola S.A.                                     61,224             785,229
Union Fenosa, S.A.                                 26,063             486,513
                                                              ---------------
                                                                    2,874,325
                                                              ---------------

TOTAL SPANISH SECURITIES
(Identified Cost $4,004,570)                                        9,379,315
                                                              ---------------

MEXICO - 0.85%

PAPER & RELATED PRODUCTS - 0.85%
Kimberly-Clark de Mexico, S.A. de C.V. - ADR
(Identified Cost $846,522)                         57,000             848,679
                                                              ---------------

TOTAL COMMON STOCK
(Identified Cost $57,274,574)                                      96,250,154
                                                              ---------------

SHORT-TERM INVESTMENTS - 4.69%
Dreyfus Treasury Cash Management Fund           2,714,413           2,714,413
U. S. Treasury Bill, 8/30/2001                 $2,000,000           1,988,430
                                                              ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $4,702,843)                                        4,702,843
                                                              ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                          VALUE (NOTE 2)
                                          ---------------
TOTAL INVESTMENTS - 100.70%
(Identified Cost $61,977,417)             $  100,952,997

LIABILITIES, LESS OTHER ASSETS - (0.70%)        (702,988)
                                          ---------------

NET ASSETS - 100%                         $  100,250,009
                                          ===============



*  Non-income  producing  security

FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $61,977,417 was as follows:




Unrealized appreciation        $42,651,751
Unrealized depreciation         (3,734,907)
                               ------------

UNREALIZED APPRECIATION - NET  $38,916,844
                               ============








INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS):     PERCENT
                                                      OF NET ASSETS
                                                      --------------
Advertising                                                    0.02%
Aerospace & Military Technology                                0.52%
Airlines                                                       0.38%
Automobiles                                                    1.12%
Banking                                                       10.48%
Beverage & Tobacco                                             2.05%
Broadcast Services                                             0.23%
Building Materials & Components                                0.97%
Business & Public Services                                     4.50%
Chemicals                                                      6.80%
Construction & Housing                                         0.57%
Electrical & Electronics                                       5.03%
Energy Sources                                                10.40%
Financial Services                                             7.77%
Food & Household Products                                      1.63%
Health & Personal Care                                         6.57%
Industrial Components                                          0.27%
Insurance                                                      7.29%
Leisure & Tourism                                              0.68%
Machinery & Engineering                                        0.68%
Materials & Commodities                                        0.48%
Merchandising                                                  3.22%
Metals-Steel                                                   0.16%
Mining                                                         0.49%
Multi-Industry                                                 5.28%
Paper & Related Products                                       0.85%
Software Development                                           0.07%
Telecommunications                                             9.79%
Utilities - Gas & Electric                                     7.71%
                                                      --------------
TOTAL COMMON STOCK                                            96.01%
                                                      ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $61,977,417)(Note 2)     $100,952,997
Foreign currency, at value (cost $81,576)                             80,892
Foreign tax reclaims receivable                                      330,172
Receivable for fund shares sold                                       45,512
Dividends receivable                                                  41,483
                                                                -------------

TOTAL ASSETS                                                     101,451,056
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3)                                       83,499
Transfer agent fees payable (Note 3)                                  11,358
Accrued fund accounting fees (Note 3)                                  2,790
Accrued directors' fees (Note 3)                                       1,644
Payable for securities purchased                                     846,286
Payable for fund shares repurchased                                  217,084
Custodian fee payable                                                 13,264
Audit fee payable                                                      7,679
Due to custodian                                                       1,493
Other payables and accrued expenses                                   15,950
                                                                -------------

TOTAL LIABILITIES                                                  1,201,047
                                                                -------------

TOTAL NET ASSETS                                                $100,250,009
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    114,924
Additional paid-in-capital                                        60,266,053
Undistributed net investment income                                  938,178
Accumulated net realized loss on investments                         (15,358)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                  38,946,212
                                                                -------------

TOTAL NET ASSETS                                                $100,250,009
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($100,250,009/11,492,368 shares)                $       8.72
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $211,466)   $  1,634,483
Interest                                                     378
                                                    -------------

Total Investment Income                                1,634,861
                                                    -------------

EXPENSES:

Management fee (Note 3)                                  535,702
Fund accounting fees (Note 3)                             25,559
Transfer agent fees (Note 3)                              11,976
Directors' fees (Note 3)                                   3,323
Custodian fee                                             54,548
Audit fee                                                 15,868
Miscellaneous                                             17,111
                                                    -------------

Total Expenses                                           664,087
                                                    -------------

NET INVESTMENT INCOME                                    970,774
                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                               25,071
Foreign currency and other assets and liabilities        (40,429)
                                                    -------------
                                                         (15,358)
                                                    -------------

Net change in unrealized depreciation on -
Investments                                          (20,028,957)
Foreign currency and other assets and liabilities        (22,120)
                                                    -------------
                                                     (20,051,077)
                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                       (20,066,435)
                                                    -------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $(19,095,661)
                                                    =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                         FOR THE SIX
                                                         MONTHS ENDED      FOR THE
                                                           6/30/01       YEAR ENDED
                                                         (UNAUDITED)      12/31/00
                                                        --------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $     970,774   $    353,004
Net realized gain (loss) on investments                       (15,358)    24,632,004
Net change in unrealized depreciation
on investments                                            (20,051,077)   (29,925,584)
                                                        --------------  -------------
Net decrease from operations                              (19,095,661)    (4,940,576)
                                                        --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          -       (222,971)
From net realized gain on investments                               -    (49,456,150)
In excess of net realized gain on investments                       -       (152,926)
                                                        --------------  -------------
Total distributions to shareholders                                 -    (49,832,047)
                                                        --------------  -------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
transactions (Note 5)                                         213,786     13,234,373
                                                        --------------  -------------

Net decrease in net assets                                (18,881,875)   (41,538,250)

NET ASSETS:

Beginning of period                                       119,131,884    160,670,134
                                                        --------------  -------------

END OF PERIOD (including undistributed net investment
income and accumulated distributions in excess of
net investement income of $938,178 and ($32,596),
respectively)                                           $ 100,250,009   $119,131,884
                                                        ==============  =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/01                              FOR THE YEARS ENDED
                                                          (UNAUDITED)          12/31/00          12/31/99    12/31/98    12/31/97
                                                         --------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $       10.40   $              17.43   $   15.57   $   13.08   $   11.54
                                                         --------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                             0.08                   0.04        0.11        0.10        0.16
Net realized and unrealized gain (loss) on investments           (1.76)                 (0.83)       4.03        2.95        2.99
                                                         --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                                 (1.68)                 (0.79)       4.14        3.05        3.15
                                                         --------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                           -                  (0.03)      (0.12)      (0.11)      (0.15)
From net realized gain on investments                                -                  (6.19)      (2.16)      (0.45)      (1.46)
In excess of net realized gain on investments                        -                  (0.02)         --          --          --
                                                         --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                                  -                  (6.24)      (2.28)      (0.56)      (1.61)
                                                         --------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $        8.72   $              10.40   $   17.43   $   15.57   $   13.08
                                                         ==============  =====================  ==========  ==========  ==========

Total return1                                                  (16.15%)                (3.03%)      27.44%      23.63%      27.70%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.24%2                   1.19%       1.12%       1.12%       1.08%
Net investment income                                           1.81%2                   0.28%       0.52%       0.59%       1.18%

Portfolio turnover                                                   0%                     3%          4%          0%         10%

NET ASSETS - END OF PERIOD (000's omitted)               $     100,250   $            119,132   $ 160,670   $ 199,259   $ 199,256
                                                         ==============  =====================  ==========  ==========  ==========





                                                          12/31/96
                                                         ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $    9.57
                                                         ----------

Income from investment operations:
Net investment income                                         0.15
Net realized and unrealized gain (loss) on investments        1.98
                                                         ----------
Total from investment operations                              2.13
                                                         ----------

Less distributions to shareholders:
From net investment income                                   (0.14)
From net realized gain on investments                        (0.02)
In excess of net realized gain on investments                   --
                                                         ----------
Total distributions to shareholders                          (0.16)
                                                         ----------

NET ASSET VALUE - END OF PERIOD                          $   11.54
                                                         ==========

Total return1                                                22.35%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                      1.12%
Net investment income                                         1.46%

Portfolio turnover                                               2%

NET ASSETS - END OF PERIOD (000's omitted)               $ 149,331
                                                         ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION

International Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board of Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $846,286 and $24,974, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:



                     For the Six Months                  For the Year
                        Ended 6/30/01                   Ended 12/31/00
                    -------------------                ----------------

                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                    711,716   $ 6,777,711          797,953   $ 12,828,486
Reinvested                   --            --        4,420,495     49,342,115
Repurchased            (674,105)   (6,563,925)      (2,981,052)   (48,936,228)
             -------------------  ------------  ---------------  -------------
Total                    37,611   $   213,786        2,237,396   $ 13,234,373
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements  (unaudited)



6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
Life  Sciences  Series

[This page intentionally left blank]

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

Following an extremely strong 2000, the Life Sciences Series has again earned a positive return in the first half of 2001, while the general market has declined. Perhaps more importantly, the Life Sciences Series was able to make money in the first six months of 2001, while its primary benchmark, the S&P Healthcare Index declined during the same time period. During the first six months of 2001, the Series generated a total return of 2.8%, which exceeded the -16.0% return of the S&P Healthcare Index and -6.7% return of the S&P 500.

Performance in the first half of 2001 was driven by two primary factors. First, performance was enhanced by continued strength among the Series' holdings within the Healthcare Service and Agricultural Biotechnology sectors. Though we significantly reduced the Series' exposure to Healthcare Services during the first half of 2001 due to a less attractive risk/reward proposition, we maintained positions in the Long-Term Care, Assisted Living and Hospital Supply sectors where fundamentals remain strong, and the stocks have performed admirably. The Series has also maintained significant exposure to the Agricultural Biotechnology sector, as we believe these companies are under-appreciated beneficiaries of the explosion in genomic information, and they are trading at deep discounts to private market value.

The second main driver of performance in the first quarter was an avoidance of companies within the Life Science Instrumentation and Pharmaceutical sectors. These companies possess positive long-term outlooks, but public equity valuations were excessive and the near-term fundamental outlook was deteriorating. This discipline allowed the Series to avoid most of the violent declines that have taken place over the past few months. However, in typical fashion, an overreaction by investors to the current slowdown has provided us with an opportunity to purchase a broad basket of industry leaders at attractive valuations. While the near-term outlook for these companies remains cloudy, we strongly believe the long-term outlook for spending on pharmaceutical, biotechnology and genomic research remains strong. In turn, the long-term outlook for companies that supply the instrumentation used to conduct this research remains bright.

We remain excited about prospects for the Life Sciences Series in the second half of 2001and beyond. Over the next decade, a dominant theme for healthcare investors will be advancements in medical knowledge and treatment options resulting from an improved understanding of the human genome. Turbulent market conditions in the first half of the year brought valuations of several leading beneficiaries of the genomic revolution to attractive levels. As outlined above, instrumentation companies will most certainly benefit from these trends. In addition, major pharmaceutical and biotechnology companies stand to benefit immensely from their current research activities. In the first half of 2001, the Series began increasing its exposure to the pharmaceutical sector, as the major drug stocks experienced a sharp correction. Though near-term concerns exist, the long-term potential for many major pharmaceutical companies remains bright, as genomic-based therapeutics move through the pipeline and eventually enter the market.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  June  30,  2001  (unaudited)


Exeter  Fund,  Inc.
Life  Sciences  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           15,965         59.65%    59.65%
Inception1  $           20,803        108.03%    55.68%





S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            8,518        -14.82%   -14.82%
Inception1  $            9,112         -8.88%    -5.46%





S&P  Health  Care  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            9,237         -7.63%    -7.63%
Inception1  $           10,202          2.02%     1.22%




The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/5/99) to present (6/30/01) as compared to the Standard & Poor's 500 Total Return Index and the Standard & Poor's Health Care Index.2


[graphic]
[line  chart]


Data  for  line  chart  to  follow:




             Exeter Fund, Inc.          S&P 500        S&P Health
Date        Life Science Series   Total Return Index   Care Index
11/5/1999   $             10,000  $            10,000  $    10,000
12/31/1999                10,800               10,745        8,933
3/31/2000                 11,410               10,990        8,978
6/30/2000                 13,030               10,698       11,044
9/30/2000                 17,141               10,594       10,953
12/31/2000                20,229                9,766       12,138
3/31/2001                 18,906                8,609       10,326
6/30/2001                 20,803                9,112       10,202



1The Series and Index performance numbers are calculated from November 5, 1999, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.
2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of health care related products and services.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                 SHARES   VALUE (NOTE 2)
                                                 -------  ---------------

COMMON STOCK - 96.35%
AGRICULTURAL CHEMICALS & BIOTECHNOLOGY - 13.17%
Agrium, Inc. (Canada) (Note 6)                   273,000  $     2,730,000
Monsanto Co.                                     127,100        4,702,700
The Scotts Co.*                                   74,200        3,075,590
Syngenta AG - ADR* (Switzerland) (Note 6)        740,000        7,992,000
                                                          ---------------
                                                               18,500,290
                                                          ---------------

GENOMICS SUPPLIERS - 30.39%
Aclara Biosciences, Inc.*                        479,000        4,742,100
Apogent Technologies, Inc.*                      277,000        6,814,200
Applera Corp. - Applied Biosystems Group         336,500        9,001,375
Bruker Daltonics, Inc.*                          215,000        3,240,050
Millipore Corp.                                  102,000        6,321,960
Pall Corp.                                       123,500        2,905,955
Techne Corp.*                                    127,000        4,127,500
Varian, Inc.*                                      5,000          161,500
Waters Corp.*                                    194,000        5,356,340
                                                          ---------------
                                                               42,670,980
                                                          ---------------

HEALTHCARE - OTHER - 27.62%
Akzo Nobel N.V. (Netherlands) (Note 6)            30,000        1,269,852
Altana AG (Germany) (Note 6)                      38,160        1,450,496
American Home Products Corp.                      62,000        3,623,280
ICN Pharmaceuticals, Inc.                        165,000        5,233,800
Merck KGaA (Germany) (Note 6)                     60,000        2,107,954
Novartis AG - ADR (Switzerland) (Note 6)         124,650        4,506,098
Pfizer, Inc.                                      60,000        2,403,000
Pharmacia Corp.                                  145,000        6,662,750
Praecis Pharmaceuticals, Inc.*                   188,000        3,090,720
Sankyo Company, Ltd. (Japan) (Note 6)            112,000        2,020,598
Schering-Plough Corp.                            177,000        6,414,480
                                                          ---------------
                                                               38,783,028
                                                          ---------------

HEALTHCARE SERVICES - 25.17%
ASSISTED LIVING - 3.07%
Sunrise Assisted Living, Inc.*                   164,000        4,305,000
                                                          ---------------

NURSING HOMES - 13.07%
Manor Care, Inc.*                                405,000       12,858,750
Omnicare, Inc.                                   272,000        5,494,400
                                                          ---------------
                                                               18,353,150
                                                          ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                      SHARES    VALUE (NOTE 2)
                                                     ---------  ---------------
HEALTHCARE SERVICES (continued)
SUPPLIERS TO HOSPITALS, NURSING HOMES, ETC. - 9.03%
Boston Scientific Corp.*                               205,000  $     3,485,000
Hillenbrand Industries, Inc.                            57,000        3,255,270
IDX Systems Corp.*                                     110,000        1,650,000
National Data Corp.                                     77,000        2,494,800
Sybron Dental Specialties, Inc.*                        87,633        1,795,600
                                                                ---------------
                                                                     12,680,670
                                                                ---------------
                                                                     35,338,820
                                                                ---------------

TOTAL COMMON STOCK
(Identified Cost $114,921,457)                                      135,293,118
                                                                ---------------

SHORT-TERM INVESTMENTS - 2.75%
Dreyfus Treasury Cash Management Fund
(Identified Cost $3,865,439)                         3,865,439        3,865,439
                                                                ---------------

TOTAL INVESTMENTS - 99.10%
(Identified Cost $118,786,896)                                      139,158,557

OTHER ASSETS, LESS LIABILITIES - 0.90%                                1,268,530
                                                                ---------------

NET ASSETS - 100%                                               $   140,427,087
                                                                ===============



*  Non-income  producing  security
ADR  =  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $118,786,896 was as follows:




Unrealized appreciation        $24,725,213
Unrealized depreciation         (4,353,553)
                               ------------

UNREALIZED APPRECIATION - NET  $20,371,660
                               ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $118,786,896)(Note 2)    $139,158,557
Foreign currency, at value (cost $9,425)                               9,423
Receivable for securities sold                                     1,625,235
Dividends receivable                                                  46,413
Foreign tax reclaims receivable                                       16,374
Receivable for fund shares sold                                        8,930
Unrealized appreciation on foreign currency contracts                  6,706
                                                                -------------

TOTAL ASSETS                                                     140,871,638
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3)                                      115,402
Transfer agent fees payable (Note 3)                                  11,292
Accrued fund accounting fees (Note 3)                                  4,463
Accrued directors' fees (Note 3)                                       1,590
Payable for fund shares repurchased                                  300,272
Due to custodian                                                          74
Other payables and accrued expenses                                   11,458
                                                                -------------

TOTAL LIABILITIES                                                    444,551
                                                                -------------

TOTAL NET ASSETS                                                $140,427,087
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $    107,602
Additional paid-in-capital                                       113,258,475
Undistributed net investment loss                                   (127,451)
Accumulated net realized gain on investments                       6,811,167
Net unrealized appreciation on investments, foreign currency, forward foreign currency exchange contracts, and other assets
and liabilities                                                   20,377,294
                                                                -------------

TOTAL NET ASSETS                                                $140,427,087
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($140,427,087/10,760,249 shares)                $      13.05
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld $17,700)           $   475,579
Interest                                                        141,510
                                                            ------------

Total Investment Income                                         617,089
                                                            ------------

EXPENSES:

Management fee (Note 3)                                         662,323
Fund accounting fees (Note 3)                                    27,594
Transfer agent fees (Note 3)                                     11,906
Directors' fees (Note 3)                                          3,323
Audit fee                                                        12,396
Custodian fee                                                    11,901
Miscellaneous                                                    13,686
                                                            ------------

Total Expenses                                                  743,129
                                                            ------------

NET INVESTMENT LOSS                                            (126,040)
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain on -
Investments                                                   7,507,141
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                      29,906
                                                            ------------
                                                              7,537,047
                                                            ------------

Net change in unrealized appreciation (depreciation) on -
Investments                                                  (3,641,576)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                       5,418
                                                            ------------
                                                             (3,636,158)
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                   3,900,889
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                             $ 3,774,849
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                         FOR THE SIX MONTHS
                                                           ENDED 6/30/01        FOR THE YEAR
                                                            (UNAUDITED)        ENDED 12/31/00
                                                        --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                     $          (126,040)  $      (292,550)
Net realized gain on investments                                  7,537,047        46,008,207
Net change in unrealized appreciation (depreciation)
on investments                                                   (3,636,158)       18,728,104
                                                        --------------------  ----------------
Net increase from operations                                      3,774,849        64,443,761
                                                        --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                -            (2,043)
From net realized gain on investments                                     -       (39,761,949)
                                                        --------------------  ----------------
Total distributions to shareholders                                       -       (39,763,992)
                                                        --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                            (1,410,654)       30,612,965
                                                        --------------------  ----------------

Net increase in net assets                                        2,364,195        55,292,734

NET ASSETS:

Beginning of period                                             138,062,892        82,770,158
                                                        --------------------  ----------------

END OF PERIOD (including undistributed net investment
loss and accumulated distributions in excess of net
investment income of ($127,451)
and ($1,411), respectively)                             $       140,427,087   $   138,062,892
                                                        ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                     FOR THE SIX
                                                     MONTHS ENDED     FOR THE      FOR THE PERIOD
                                                       6/30/01       YEAR ENDED     11/5/99 1 TO
                                                     (UNAUDITED)      12/31/00        12/31/99
                                                    --------------  ------------  ----------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $       12.69   $     10.80   $         10.00
                                                    --------------  ------------  ----------------

Income from investment operations:
Net investment income (loss)                                (0.01)        (0.03)               --
Net realized and unrealized gain on investments              0.37          9.00              0.80
                                                    --------------  ------------  ----------------
Total from investment operations                             0.36          8.97              0.80
                                                    --------------  ------------  ----------------

Less distributions to shareholders:
From net investment income                                      -           --*                --
From net realized gain on investments                           -         (7.08)               --
                                                    --------------  ------------  ----------------
Total distributions to shareholders                             -         (7.08)               --
                                                    --------------  ------------  ----------------

NET ASSET VALUE - END OF PERIOD                     $       13.05   $     12.69   $         10.80
                                                    ==============  ============  ================

Total return2                                                2.84%        87.31%             8.00%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                   1.12%3          1.11%           1.22%3
Net investment income (loss)                              -0.19%3         -0.30%           0.02%3

Portfolio turnover                                             60%          162%               10%

NET ASSETS - END OF PERIOD (000's omitted)          $     140,427   $   138,063   $        82,770
                                                    ==============  ============  ================



1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3Annualized.
*Less  than  $0.01  per  share.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in industries based on the life sciences and related industries.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Life Sciences Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including net operating loss and foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)
The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts outstanding as of June 30, 2001 is as follows:




                                                       Unrealized
Settlement  Contracts          In        Contracts    Appreciation
   Date     to Deliver    Exchange For    At Value   (Depreciation)
----------  ------------  -------------  ----------  ---------------
   9/26/01  Japanese Yen  $   2,047,116  $2,040,410  $         6,706



On June 30, 2001, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $78,390,955 and $78,151,926, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Life  Sciences  Series  Shares  were:






                       FOR THE
                      SIX MONTHS
                        ENDED                     FOR THE YEAR
                       6/30/01                   ENDED 12/31/00
                     -----------                ----------------
               Shares          Amount         Shares        Amount
             -----------  ----------------  -----------  -------------
Sold            463,655   $     5,737,813    2,658,056   $ 34,207,404
Reinvested            -                 -    3,272,237     39,336,296
Repurchased    (580,218)       (7,148,467)  (2,717,600)   (42,930,735)
             -----------  ----------------  -----------  -------------
Total          (116,563)  $    (1,410,654)   3,212,693   $ 30,612,965
             ===========  ================  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

[This page intentionally left blank]

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
New  York  Tax  Exempt  Series

[This page intentionally left blank]

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

Looking back over the first six months of the year, the investment environment can best be described as "surprising". Investors were surprised, at least initially, by the decisions of the Federal Reserve Board. They were also surprised by many of the announcements coming out of the business community, by the resilience of the consumer, and most of all, by the response of the financial markets. Surprising does not necessarily mean disappointing. Through the end of June, short-term municipal bonds had generated returns just over 3%, intermediate munis were up just under 3%, and longer-term munis were up around 2%. While not spectacular, they compared quite favorably with the -1.9%, -6.7%, and -12.4% generated during the first half of the year by the Dow Industrials, the S&P 500, and the NASDAQ, respectively.

The Federal Reserve Board started things off by lowering short-term interest rates by 50 basis points (0.50%) on the second business day of the year. They followed that up with four additional 50 basis point rate cuts, and then threw in a 25 basis point cut at the end of June just to keep the market on its toes. Six months into the year, the Fed had pushed short rates down 275 basis points (2.75%), a significant reduction. Granted, the Fed was responding to an economy that had weakened considerably and in hindsight, with several key indices both having fallen, with unemployment rising, and with the rate of business investment slowing precipitously, the Fed's actions were probably warranted. Nonetheless, with a 12 to 18 month lag between the time the Fed cuts rates and when those cuts impact the economy, the speed with which the Fed acted and the magnitude of its actions were a bit surprising.

As for the business community, bad earnings announcements and pre-announcements about upcoming earnings became regular occurrences throughout the first half of the year. The same can be said about staffing cutbacks. One of the more stunning examples of this trend was the announcement by Nortel Networks in June. The company reported that it would lose $19.2 billion during the second quarter as it wrote off acquisitions made over the prior two years. The company also announced that it would cut 10,000 additional jobs on top of the previously announced cut of 20,000.

One would expect numerous job cuts to cause the consumer sector to retrench, and while the growth rate of consumer spending did slow, it did not turn negative. Personal consumption expenditures, which were growing at about 6% on a year over year basis last year, were growing at closer to a 3% rate through May of this year. The housing market remained rather active with the number of new homes being built in 2001 remaining close to the record levels of last year.

Generally when the Federal Reserve Board is cutting short-term interest rates, when earnings are falling and businesses are cutting back on employment, and when consumer spending slows, interest rates fall. That has not happened in the municipal bond market so far this year. Some of that can be traced to investor concerns about inflation, and some of that can be traced to investor concerns about a deterioration in the tax and revenue streams which back municipal bonds. Whatever the offsetting reasons, longer-term, higher-quality municipal yields were essentially unchanged through the end of June. They started the year at 5.10% to 5.15%, and that is essentially where they finished the first half.

Management  Discussion  and  Analysis  (unaudited)



Because we believe the forces that have reduced inflation over the past 15+ years are still in place, we have invested the portfolio with a longer-term bias than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. In addition, in keeping with our risk-adverse style and a preference for holding only the most liquid securities, we have invested in higher-quality bonds than those measured by the benchmark. As was true for the market, at the end of June, the Series had essentially earned its coupon, generating a return of 2.42%.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management


[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  6/30/01

General  Obligation  Bonds  -  70.64%
Revenue  Bonds  -  28.96%
Certificate  of  Participation  -  0.40%

1As  a  percentage  of  municipal  securities.


[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  6/30/01

Aaa  -  84.03%
Aa  -  12.51%
A  -  2.66%
Baa  -  0.80%

2Using  Moody's  Ratings,  as  a percentage of municipal securities (unaudited).

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
New  York  Tax  Exempt  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           11,023         10.23%    10.23%
Five Years  $           13,227         32.27%     5.75%
Inception1  $           14,197         41.97%     4.81%





Merrill  Lynch
Intermediate  Municipal  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,960          9.60%     9.60%
Five Years  $           13,492         34.92%     6.17%
Inception1  $           14,949         49.49%     5.54%



The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (6/30/01) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




                 Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series   Intermediate Municipal Bond Index
1/17/1994   $                    10,000  $                           10,000
12/31/1994                        9,318                               9,719
12/31/1995                       10,882                              11,020
12/31/1996                       11,243                              11,532
12/31/1997                       12,180                              12,419
12/31/1998                       12,853                              13,197
12/31/1999                       12,349                              13,196
12/31/2000                       13,861                              14,468
6/30/2001                        14,197                              14,949



1The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 127 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                               CREDIT
                                                                               RATING*    PRINCIPAL
                                                                             (UNAUDITED)    AMOUNT    VALUE (NOTE 2)
                                                                             -----------  ----------  ---------------

NEW YORK MUNICIPAL SECURITIES - 96.63%
Albany County, G.O. Bond, 5.75%, 6/1/2010                                    Aaa          $  200,000  $       211,806
Amherst Public Impt., G.O. Bond, 4.625%, 3/1/2007                            Aaa             200,000          207,820
Auburn City School District, G.O. Bond, 4.55%, 12/1/2006                     Aaa             385,000          401,705
Bayport-Blue Point Union Free School District, G.O. Bond, 5.60%, 6/15/2012   Aaa             250,000          266,087
Beacon City School District, G.O. Bond, 5.60%, 7/15/2019                     Aaa             500,000          525,595
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012                 Aaa             250,000          264,342
Brockport Central School District, G.O. Bond, 5.50%, 6/15/2015               Aaa             300,000          310,371
Broome County Public Safety, Certificate of Participation, 5.00%, 4/1/2006   Aaa             250,000          262,607
Buffalo Municipal Water Finance Authority, Revenue Bond, Series B,
5.00%, 7/1/2019                                                              Aaa           1,000,000          990,630
Buffalo Municipal Water Finance Authority, Revenue Bond, Series A,
5.00%, 7/1/2028                                                              Aaa             750,000          720,795
Buffalo, G.O. Bond, Series B, 5.05%, 2/1/2009                                Aaa             250,000          259,197
Buffalo, G.O. Bond, Series A, 5.00%, 12/1/2009                               Aaa             150,000          157,032
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010                                Aaa             250,000          265,093
Cattaraugus County Public Impt., G.O. Bond, 5.00%, 8/1/2007                  Aaa             300,000          318,558
Chenango Forks Central School District, G.O. Bond, 5.80%, 6/15/2017          Aaa           1,100,000        1,178,683
Chittenango Central School District, G.O. Bond, 5.375%, 6/15/2016            Aaa             200,000          204,754
Colonie, G.O. Bond, 5.20%, 8/15/2008                                         Aaa             100,000          105,825
Cortlandville, G.O. Bond, 5.40%, 6/15/2013                                   Aaa             155,000          160,915
Dryden Central School District, G.O. Bond, 5.50%, 6/15/2011                  Aaa             200,000          211,806
East Aurora Union Free School District, G.O. Bond, 5.20%, 6/15/2011          Aaa             300,000          312,300
East Greenbush Central School District, G.O. Bond, 5.30%, 6/15/2015          Aaa           1,200,000        1,247,808
East Hampton Town, G.O. Bond, 4.625%, 1/15/2007                              Aaa             175,000          177,788
East Hampton Town, G.O. Bond, 4.625%, 1/15/2008                              Aaa             175,000          177,194
Eastchester Public Impt., G.O. Bond, Series B, 4.90%, 10/15/2011             Aaa             385,000          396,954
Ellenville Central School District, G.O. Bond, 5.375%, 5/1/2009              Aaa             210,000          223,936
Ellenville Central School District, G.O. Bond, 5.70%, 5/1/2011               Aaa             700,000          761,236



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                                   CREDIT
                                                                                   RATING*    PRINCIPAL
                                                                                 (UNAUDITED)    AMOUNT    VALUE (NOTE 2)
                                                                                 -----------  ----------  ---------------

NEW YORK MUNICIPAL SECURITIES (continued)
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009                               Aaa          $  100,000  $       106,120
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025                               Aaa             400,000          407,920
Fairport Central School District, G.O. Bond, 5.00%, 6/1/2019                     Aaa             500,000          495,310
Fillmore Central School District, G.O. Bond, 5.25%, 6/15/2015                    Aaa             300,000          305,229
Gloversville City School District, G.O. Bond, 5.00%, 6/15/2005                   Aaa             350,000          369,390
Greene Central School District, G.O. Bond, 5.25%,  6/15/2012                     Aaa             195,000          201,084
Guilderland Central School District, G.O. Bond, 4.90%, 6/15/2008                 Aaa             370,000          379,206
Guilderland Central School District, G.O. Bond, 5.00%, 5/15/2014                 Aaa             505,000          512,934
Guilderland Central School District, G.O. Bond, 5.00%, 5/15/2016                 Aaa             400,000          402,608
Hamburg Central School District, G.O. Bond, 5.375%, 6/1/2014                     Aaa             600,000          628,530
Hempstead Town - Pre-refunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                                       AAA1             35,000           38,661
Hempstead Town - Unrefunded Balance, G.O. Bond,
Series B, 5.625%, 2/1/2010                                                       Aaa             165,000          177,227
Holland Central School District, G.O. Bond, 6.125%, 6/15/2010                    Aaa             245,000          274,238
Huntington, G.O. Bond, 5.90%, 1/15/2007                                          Aaa             300,000          325,221
Huntington, G.O. Bond, 5.875%, 9/1/2009                                          Aaa             250,000          267,067
Indian River Central School District at Philadelphia, G.O. Bond, Second
Series, 4.30%, 12/15/2003                                                        Aaa             475,000          488,172
Irvington Union Free School District, G.O. Bond, Series B,
5.10%, 7/15/2005                                                                 Aaa             275,000          288,783
Islip - Public Impt., G.O. Bond, 5.375%, 6/15/2015                               Aaa           1,555,000        1,631,957
Jamesville-Dewitt Central School District, G.O. Bond, 5.75%, 6/15/2009           Aaa             420,000          465,457
Jordan-El Bridge Central School District, G.O. Bond, 5.875%, 6/15/2008           Aaa             500,000          542,185
Le Roy Central School District, G.O. Bond, 0.10%, 6/15/2008                      Aaa             350,000          261,538
Longwood Central School District at Middle Island, G.O. Bond, 5.00%, 6/15/2017   Aaa             250,000          251,070
Longwood Central School District at Middle Island, G.O. Bond, 5.00%, 6/15/2018   Aaa             250,000          250,352
Middletown City School District, G.O. Bond, Series A, 5.50%, 11/15/2005          Aaa             175,000          189,159



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                      CREDIT
                                                                      RATING*    PRINCIPAL
                                                                    (UNAUDITED)    AMOUNT    VALUE (NOTE 2)
                                                                    -----------  ----------  ---------------

NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County Public Impt., G.O. Bond, 6.00%, 3/1/2002              Aaa          $   95,000  $        97,109
Monroe County Public Impt. - Unrefunded Balance,
G.O. Bond, 6.00%, 3/1/2002                                          Aaa              15,000           15,340
Monroe County Public Impt. - Pre-refunded, G.O. Bond,
4.90%, 6/1/2005                                                     Aaa             165,000          173,994
Monroe County Public Impt. - Pre-refunded, G.O.
Bond, 6.10%, 6/1/2015                                               Aaa              20,000           21,964
Monroe County Public Impt. - Unrefunded Balance,
G.O. Bond, 4.90%, 6/1/2005                                          Aaa              85,000           89,451
Monroe County Public Impt. - Unrefunded Balance,
G.O. Bond, 6.10%, 6/1/2015                                          Aaa             180,000          197,674
Monroe County Water Authority, Revenue Bond, Series B,
5.25%, 8/1/2011                                                     Aa3             500,000          512,535
Monroe County Water Authority, Revenue Bond,
5.00%, 8/1/2019                                                     Aa3           1,700,000        1,676,047
Monroe County Water Improvement, G.O. Bond, 5.25%, 2/1/2017         Aa2             320,000          326,810
Nassau County General Impt., G.O. Bond, Series S, 5.00%, 3/1/2005   Aaa             300,000          314,523
Nassau County General Impt., G.O. Bond, Series U,
5.25%, 11/1/2014                                                    Aaa             335,000          345,254
Nassau County General Impt., G.O. Bond, Series V,
5.25%, 3/1/2015                                                     Aaa             385,000          394,494
Nassau County General Impt., G.O. Bond, Series B, 5.25%, 6/1/2015   Aaa           1,000,000        1,030,370
New Castle, G.O. Bond, 4.75%, 6/1/2010                              Aaa             450,000          457,839
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007                 Aaa             175,000          188,447
New York City Municipal Water Finance Authority, Revenue Bond,
Series B, 5.375%, 6/15/2019                                         Aaa             250,000          253,148
New York City Municipal Water Finance Authority, Revenue
Bond, Series B, 5.125%, 6/15/2030                                   Aaa           2,000,000        1,942,660
New York City, G.O. Bond, Series I, 5.00%, 5/15/2028                Aaa           1,900,000        1,826,337
New York Local Government Assistance Corp., Revenue Bond,
Series A, 6.00%, 4/1/2024                                           A3              250,000          262,347
New York State Dormitory Authority - Columbia University,
Revenue Bond, 5.00%, 7/1/2022                                       Aaa           2,000,000        1,969,320
New York State Dormitory Authority - Columbia Univeristy,
Series A, Revenue Bond, 5.00%, 7/1/2025                             Aaa             500,000          487,045
New York State Environmental Facilities Corp. Pollution
Control, Revenue Bond, Series A, 4.65%, 6/15/2007                   Aaa             250,000          260,830
New York State Environmental Facilities Corp. Pollution
Control, Revenue Bond, Series A, 5.20%, 6/15/2015                   Aaa             250,000          256,477



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                           CREDIT
                                                                           RATING*    PRINCIPAL
                                                                         (UNAUDITED)    AMOUNT    VALUE (NOTE 2)
                                                                         -----------  ----------  ---------------

NEW YORK MUNICIPAL SECURITIES (continued)
New York State Environmental Pollution Control, Revenue
Bond, Pooled LN-B, 6.65%, 9/15/2013                                      Aaa          $  500,000  $       529,670
New York State Environmental Facilities Corp. Pollution
Control, Revenue Bond, Series E, 5.00%, 6/15/2012                        Aaa             200,000          205,554
New York State Housing Finance Agency, State University
Construction, Revenue Bond, Series A, 8.00%, 5/1/2011                    Aaa             250,000          314,548
New York Local Government Assistance Corp.,
Revenue Bond, Series C, 5.00%, 4/1/2021                                  Aaa             750,000          727,950
New York Local Government Assistance Corp.,
Revenue Bond, Series D, 5.00%, 4/1/2023                                  AAA1          1,375,000        1,325,431
New York State Mortgage Agency, Homeowners Mortgage,
Revenue Bond, Series 31A, 5.375%, 10/1/2017                              Aa1             495,000          497,851
New York State Power Authority, Revenue Bond, Series CC,
5.00%, 1/1/2014                                                          Aaa             500,000          524,400
New York State Power Authority, Revenue Bond, Series CC,
5.25%, 1/1/2018                                                          Aaa             250,000          263,115
New York State Power Authority, Revenue Bond, Series CC,
4.80%, 1/1/2005                                                          Aaa             250,000          261,470
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series B, 5.75%, 4/1/2006                                  Aaa             100,000          108,858
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series A, 5.25%, 4/1/2017                                  Aaa             555,000          565,212
New York State Urban Development Corp., Revenue Bond,
Series A, 5.25%, 1/1/2014                                                Aaa             500,000          530,645
New York State Urban Development Corp., Revenue Bond, 5.375%, 7/1/2022   Aaa             400,000          404,532
New York State, G.O. Bond, Series B, 5.125%, 3/1/2018                    A2            1,000,000        1,005,840
New York State, G.O. Bond, Series D, 5.00%, 7/15/2015                    Aaa           1,750,000        1,772,837
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013                    A2              475,000          472,630
New York City, G.O. Bond, Series K, 5.375%, 8/1/2020                     AAA1          1,000,000        1,025,400
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011                    Aaa             400,000          413,976
Niagara County, G.O. Bond, 5.90%, 7/15/2014                              Aaa             350,000          368,998
North Syracuse Central School District, G.O. Bond, 5.50%, 6/15/2011      Aaa             295,000          309,939
Onondaga County, G.O. Bond, 5.85%, 2/15/2002                             Aa2             300,000          306,111
Pavilion Central School District, G.O. Bond, 5.625%, 6/15/2018           Aaa             880,000          929,993
Penfield Central School District, G.O. Bond, 5.20%, 6/15/2010            Aaa             560,000          581,784
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011                        Aaa             150,000          158,295
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012                        Aaa             350,000          367,847



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)





                                                                             CREDIT
                                                                             RATING*    PRINCIPAL
                                                                           (UNAUDITED)    AMOUNT    VALUE (NOTE 2)
                                                                           -----------  ----------  ---------------

NEW YORK MUNICIPAL SECURITIES (continued)
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006                           Aaa          $  250,000  $       262,883
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020                           Aaa             250,000          249,375
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022                           Aaa              95,000           94,260
Rome, G.O. Bond, 5.20%, 12/1/2010                                          Aaa             390,000          408,147
Rome City School District, G.O. Bond, 5.50%, 6/15/2007                     Aaa           1,300,000        1,411,098
Rondout Valley Central School District, G.O. Bond, 5.375%, 3/1/2020        Aaa             500,000          512,830
Sands Point, G.O. Bond, 6.70%, 11/15/2014                                  Aa2             700,000          771,344
Schenectady, G.O. Bond, 5.30%, 2/1/2011                                    Aaa             250,000          265,932
Scotia Glenville Central School District, G.O. Bond, 5.50%, 6/15/2020      Aaa           1,025,000        1,065,621
South County Central School District of Brookhaven, G.O. Bond,
5.50%, 9/15/2007                                                           Aaa             380,000          400,129
South Glens Falls Central School District, G.O. Bond, 5.375%, 6/15/2018    Aaa             700,000          724,829
South Huntington Union Free School District, G.O. Bond, 5.00%, 9/15/2016   Aaa             325,000          328,081
South Huntington Union Free School District, G.O. Bond, 5.10%, 9/15/2017   Aaa             100,000          101,165
Steuben County, Public Impt., G.O. Bond, 5.60%, 5/1/2006                   Aaa             500,000          544,945
Suffolk County, G.O. Bond, Series G, 5.40%, 4/1/2013                       Aaa             400,000          408,412
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019                       Aaa             895,000          856,202
Suffolk County Water Authority, Revenue Bond, 5.10%, 6/1/2009              Aaa             250,000          265,715
Suffolk County Water Authority, Revenue Bond, Series A, 5.00%, 6/1/2017    Aaa             400,000          399,984
Sullivan County, Public Impt., G.O. Bond, 5.125%, 3/15/2013                Aaa             330,000          336,052
Syracuse, Public Impt., G.O. Bond, Series C, 5.40%, 8/1/2017               Aaa             700,000          728,301
Syracuse, Public Impt., G.O. Bond, Series C, 5.50%, 8/1/2018               Aaa             850,000          890,571
Three Village Central School District, G.O. Bond, 5.375%, 6/15/2007        Aaa             230,000          248,520
Tioga County, Public Impt., G.O. Bond, 5.25%, 3/15/2005                    Aaa             250,000          257,927
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011                    Aa2             135,000          141,241
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013                    Aa2             300,000          312,507
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014                    Aa2             300,000          311,862



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                                    CREDIT     PRINCIPAL
                                                                                    RATING*     AMOUNT/
                                                                                  (UNAUDITED)    SHARES    VALUE (NOTE 2)
                                                                                  -----------  ----------  ---------------

NEW YORK MUNICIPAL SECURITIES (continued)
Tompkins County, Public Impt., G.O. Bond, Series B,
5.10%, 4/1/2020                                                                   Aa2          $  400,000  $       400,420
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 5.00%, 1/1/2012                                                         Aa3             500,000          503,525
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series Q, 5.00%, 1/1/2017                                                         Aa3             250,000          249,733
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 4.75%, 1/1/2019                                                         Aaa             300,000          287,268
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, 5.125%, 1/1/2022                                                        Aa3           1,700,000        1,675,605
Tri-Valley Central School District of Grahamsville, G.O. Bond, 5.60%, 6/15/2008   Aaa             120,000          127,097
Warwick Valley Central School District, G.O. Bond, 5.60%, 1/15/2018               Aaa             575,000          606,038
Warwick Valley Central School District, G.O. Bond, 5.625%, 1/15/2022              Aaa             380,000          397,754
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008                        Aaa             250,000          260,933
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009                        Aaa             250,000          259,577
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010                        Aaa             215,000          215,944
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011                        Aaa             100,000          100,207
White Plains, G.O. Bond, 4.50%, 9/1/2005                                          Aa1             180,000          187,295
White Plains, G.O. Bond, 4.50%, 9/1/2007                                          Aa1             315,000          323,420
William Floyd Union Free School District, G.O. Bond, 5.70%, 6/15/2008             Aaa             405,000          445,536
Wyandanch Union Free School District, G.O. Bond, 5.60%, 4/1/2017                  Baa3            500,000          522,545
                                                                                                           ---------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $63,237,534)                                                                                   65,513,986
                                                                                                           ---------------

SHORT-TERM INVESTMENTS - 2.93%
Dreyfus Basic New York Tax Free Money Market Fund
(Identified Cost $1,985,495)                                                                    1,985,495        1,985,495
                                                                                                           ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                        VALUE (NOTE 2)
                                        ---------------
TOTAL INVESTMENTS - 99.56%
(Identified Cost $65,223,029)           $    67,499,481

OTHER ASSETS, LESS LIABILITIES - 0.44%          296,812
                                        ---------------

NET ASSETS - 100%                       $    67,796,293
                                        ===============




KEY-

G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

*Credit  ratings  from  Moody's  (unaudited)
1Credit  ratings  from  S&P  (unaudited)

FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized appreciation based on identified cost for federal income tax purposes of $65,223,029 was as follows:




Unrealized appreciation        $2,648,220
Unrealized depreciation          (371,768)
                               -----------

UNREALIZED APPRECIATION - NET  $2,276,452
                               ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $65,223,029) (Note 2)  $67,499,481
Interest receivable                                               892,184
Receivable for fund shares sold                                   113,457
Dividends receivable                                                3,434
                                                              ------------

TOTAL ASSETS                                                   68,508,556
                                                              ------------

LIABILITIES:

Accrued management fee (Note 3)                                    28,058
Transfer agent fees payable (Note 3)                                6,711
Accrued fund accounting fees (Note 3)                               2,966
Accrued directors' fees (Note 3)                                    1,611
Payable for fund shares repurchased                               663,174
Audit fee payable                                                   5,773
Other payables and accrued expenses                                 3,970
                                                              ------------

TOTAL LIABILITIES                                                 712,263
                                                              ------------

TOTAL NET ASSETS                                              $67,796,293
                                                              ============

NET ASSETS CONSIST OF:

Capital stock                                                 $    65,042
Additional paid-in-capital                                     65,092,323
Undistributed net investment income                               451,442
Accumulated net realized loss on investments                      (88,966)
Net unrealized appreciation on investments                      2,276,452
                                                              ------------

TOTAL NET ASSETS                                              $67,796,293
                                                              ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($67,796,293/6,504,134 shares)                $     10.42
                                                              ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Interest                                               $1,664,938
Dividends                                                  23,965
                                                       ----------

Total Investment Income                                 1,688,903
                                                       ----------

EXPENSES:

Management fee (Note 3)                                   168,032
Fund accounting fees (Note 3)                              33,434
Transfer agent fees (Note 3)                               10,737
Directors' fees (Note 3)                                    3,323
Audit fee                                                   8,767
Custodian fee                                               6,447
Miscellaneous                                               4,724
                                                       ----------

Total Expenses                                            235,464
                                                       ----------

NET INVESTMENT INCOME                                   1,453,439
                                                       ----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

Net realized gain on investments                          117,801
Net change in unrealized appreciation on investments       90,245
                                                       ----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                               208,046
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $1,661,485
                                                       ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                               FOR THE SIX
                                               MONTHS ENDED     FOR THE
                                                 6/30/01       YEAR ENDED
                                               (UNAUDITED)      12/31/00
                                              --------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                         $   1,453,439   $ 2,619,566
Net realized gain (loss) on investments             117,801      (206,767)
Net change in unrealized appreciation
on investments                                       90,245     4,384,086
                                              --------------  ------------
Net increase from operations                      1,661,485     6,796,885
                                              --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                       (1,227,398)   (2,507,945)
                                              --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share
transactions (Note 5)                               919,646    10,842,297
                                              --------------  ------------

Net increase in net assets                        1,353,733    15,131,237

NET ASSETS:

Beginning of period                              66,442,560    51,311,323
                                              --------------  ------------

END OF PERIOD (including undistributed net
investment income of $451,442 and $179,716,
respectively)                                 $  67,796,293   $66,442,560
                                              ==============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                       6/30/01                              FOR THE YEARS ENDED
                                                     (UNAUDITED)          12/31/00          12/31/99    12/31/98    12/31/97
                                                    --------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $       10.36   $               9.62   $   10.51   $   10.37   $    9.98
                                                    --------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                        0.23                   0.43        0.46        0.43        0.43
Net realized and unrealized gain (loss)
on investments                                               0.02                   0.73       (0.87)       0.14        0.38
                                                    --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                             0.25                   1.16       (0.41)       0.57        0.81
                                                    --------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                  (0.19)                 (0.42)      (0.47)      (0.43)      (0.42)
From net realized gain on investments                           -                     --       (0.01)         --          --
                                                    --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                         (0.19)                 (0.42)      (0.48)      (0.43)      (0.42)
                                                    --------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                     $       10.42   $              10.36   $    9.62   $   10.51   $   10.37
                                                    ==============  =====================  ==========  ==========  ==========

Total return1                                                2.42%                 12.24%     (3.92%)       5.53%       8.33%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                   0.70%2                   0.68%       0.60%       0.61%       0.61%
Net investment income                                      4.33%2                   4.51%       4.45%       4.17%       4.36%

Portfolio turnover                                              3%                     8%          0%          3%          2%

NET ASSETS - END OF PERIOD (000's omitted)          $      67,796   $             66,443   $  51,311   $  60,772   $  45,681
                                                    ==============  =====================  ==========  ==========  ==========





                                                     12/31/96
                                                    ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $   10.07
                                                    ----------

Income from investment operations:
Net investment income                                    0.42
Net realized and unrealized gain (loss)
on investments                                          (0.10)
                                                    ----------
Total from investment operations                         0.32
                                                    ----------

Less distributions to shareholders:
From net investment income                              (0.41)
From net realized gain on investments                      --
                                                    ----------
Total distributions to shareholders                     (0.41)
                                                    ----------

NET ASSET VALUE - END OF PERIOD                     $    9.98
                                                    ==========

Total return1                                            3.32%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                 0.61%
Net investment income                                    4.41%

Portfolio turnover                                          6%

NET ASSETS - END OF PERIOD (000's omitted)          $  37,325
                                                    ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of original discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At June 30, 2001 the Series, for federal income tax purposes, has a capital loss carry forward of $206,767 which will expire on December 31, 2008.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  PRINCIPLE
As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $45,685 increase in cost of securities and a corresponding $45,685 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $13,831, decrease net unrealized appreciation (depreciation) by $10,951, decrease net realized gains (losses) by $2,880. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,450,209 and $2,049,517, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:



                     For the Six Months                  For the Year
                        Ended 6/30/01                   Ended 12/31/00
                     -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------

Sold                    500,106   $ 5,230,432        2,078,694   $ 20,519,915
Reinvested              112,183     1,170,640          244,078      2,437,460
Repurchased            (524,406)   (5,481,426)      (1,242,645)   (12,115,078)
             -------------------  ------------  ---------------  -------------
Total                    87,883   $   919,646        1,080,127   $ 10,842,297
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2001.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
Ohio  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

Looking back over the first six months of the year, the investment environment can best be described as "surprising". Investors were surprised, at least initially, by the decisions of the Federal Reserve Board. They were also surprised by many of the announcements coming out of the business community, by the resilience of the consumer, and most of all, by the response of the financial markets. Surprising does not necessarily mean disappointing. Through the end of June, short-term municipal bonds had generated returns just over 3%, intermediate munis were up just under 3%, and longer-term munis were up around 2%. While not spectacular, they compared quite favorably with the -1.9%, -6.7%, and -12.4% generated during the first half of the year by the Dow Industrials, the S&P 500, and the NASDAQ, respectively.

The Federal Reserve Board started things off by lowering short-term interest rates by 50 basis points (0.50%) on the second business day of the year. They followed that up with four additional 50 basis point rate cuts, and then threw in a 25 basis point cut at the end of June just to keep the market on its toes. Six months into the year, the Fed had pushed short rates down 275 basis points (2.75%), a significant reduction. Granted, the Fed was responding to an economy that had weakened considerably and in hindsight, with several key indices both having fallen, with unemployment rising, and with the rate of business investment slowing precipitously, the Fed's actions were probably warranted. Nonetheless, with a 12 to 18 month lag between the time the Fed cuts rates and when those cuts impact the economy, the speed with which the Fed acted and the magnitude of its actions were a bit surprising.

As for the business community, bad earnings announcements and pre-announcements about upcoming earnings became regular occurrences throughout the first half of the year. The same can be said about staffing cutbacks. One of the more stunning examples of this trend was the announcement by Nortel Networks in June. The company reported that it would lose $19.2 billion during the second quarter as it wrote off acquisitions made over the prior two years. The company also announced that it would cut 10,000 additional jobs on top of the previously announced cut of 20,000.

One would expect numerous job cuts to cause the consumer sector to retrench, and while the growth rate of consumer spending did slow, it did not turn negative. Personal consumption expenditures, which were growing at about 6% on a year over year basis last year, were growing at closer to a 3% rate through May of this year. The housing market remained rather active with the number of new homes being built in 2001 remaining close to the record levels of last year.

Generally when the Federal Reserve Board is cutting short-term interest rates, when earnings are falling and businesses are cutting back on employment, and when consumer spending slows, interest rates fall. That has not happened in the municipal bond market so far this year. Some of that can be traced to investor concerns about inflation, and some of that can be traced to investor concerns about a deterioration in the tax and revenue streams which back municipal bonds. Whatever the offsetting reasons, longer-term, higher-quality municipal yields were essentially unchanged through the end of June. They started the year at 5.10% to 5.15%, and that is essentially where they finished the first half.

Management  Discussion  and  Analysis  (unaudited)



Because we believe the forces that have reduced inflation over the past 15+ years are still in place, we have invested the portfolio with a longer-term bias than its benchmark, the Merrill Lynch Intermediate Municipal Bond Index. In addition, in keeping with our risk-adverse style and a preference for holding only the most liquid securities, we have invested in higher-quality bonds than those measured by the benchmark. As was true for the market, at the end of June, the Series had essentially earned its coupon, generating a return of 2.24%.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management


[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  6/30/01

General  Obligation  Bonds  -  76.28%
Revenue  Bonds  -  23.72%

1As  a  percentage  of  municipal  securities.


[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  6/30/01

Aaa  -  91.60%
Aa  -  6.88%
A  -  1.52%

2Using  Moody's  Ratings,  as  a percentage of municipal securities (unaudited).

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
Ohio  Tax  Exempt  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,953          9.53%     9.53%
Five Years  $           12,956         29.56%     5.31%
Inception1  $           14,028         40.28%     4.69%





Merrill  Lynch
Intermediate  Municipal  Bond  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,960          9.60%     9.60%
Five Years  $           13,492         34.92%     6.17%
Inception1  $           14,933         49.33%     5.58%



The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (6/30/01) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




               Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                10,000  $                           10,000
12/31/1994                    9,377                               9,709
12/31/1995                   10,985                              11,009
12/31/1996                   11,331                              11,520
12/31/1997                   12,228                              12,406
12/31/1998                   12,882                              13,183
12/31/1999                   12,229                              13,182
12/31/2000                   13,721                              14,453
6/30/2001                    14,028                              14,933



1The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 127 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                           CREDIT
                                                                           RATING*
                                                                         (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                         -----------  -----------------  ---------------

OHIO MUNICIPAL SECURITIES - 96.54%
Akron Waterworks Revenue, Revenue Bond, 5.45%, 12/1/2015                 Aaa          $         265,000  $       276,668
Allen County, G.O. Bond, 5.30%, 12/1/2007                                Aaa                    100,000          103,681
Amherst Police & Jail Facility, G.O. Bond, 5.375%, 12/1/2012             Aaa                     50,000           51,613
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                                   A2                      40,000           43,386
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022             Aaa                    350,000          346,615
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014                   Aaa                     60,000           65,561
Belmont County, G.O. Bond, 5.15%, 12/1/2010                              Aaa                    100,000          102,547
Chagrin Falls Exempt Village School District, G.O. Bond,
5.55%, 12/1/2022                                                         Aa3                    100,000          102,449
Cincinnati City School District, G.O. Bond, 5.50%, 12/1/2004             Aaa                    135,000          143,678
Cleveland City School District, G.O. Bond, Series A, 5.875%, 12/1/2011   Aaa                    125,000          131,949
Cleveland Waterworks Revenue, Revenue Bond, Series I, 5.00%, 1/1/2028    Aaa                    265,000          254,111
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008                          Aaa                     50,000           52,365
Crawford County, G.O. Bond, 6.75%, 12/1/2019                             Aaa                    175,000          197,267
Delaware City School District, G.O. Bond, 5.00%, 12/1/2025               AAA1                   300,000          289,332
Delaware City School District, Construction & Impt., G.O.
Bond, Series B, 5.20%, 12/1/2016                                         Aaa                    100,000          100,978
Erie County, G.O. Bond, 4.75%, 10/1/2019                                 Aaa                    175,000          165,027
Franklin County, G.O. Bond, 4.95%, 12/1/2004                             Aaa                     50,000           52,449
Franklin County, G.O. Bond, 5.50%, 12/1/2013                             Aaa                    100,000          103,601
Genoa Area Local School District, G.O. Bond, 5.40%, 12/1/2027            Aaa                    150,000          152,539
Greene County Sewer System, Revenue Bond, 5.50%, 12/1/2018               Aaa                     30,000           30,492
Greene County Sewer System, Revenue Bond, 5.625%, 12/1/2025              Aaa                    235,000          243,138
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020          Aaa                    225,000          221,420
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022              Aaa                     60,000           60,109
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021                 Aaa                    115,000          116,659
Lakewood City School District, G.O. Bond, 5.55%, 12/1/2013               A1                     100,000          103,306



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                             CREDIT
                                                                             RATING*
                                                                           (UNAUDITED)  PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                           -----------  -----------------  ---------------

OHIO MUNICIPAL SECURITIES (continued)
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006                  Aaa          $          50,000  $        53,827
Loveland City School District, G.O. Bond, Series A, 5.00%, 12/1/2024       Aaa                    350,000          338,086
Mansfield City School District, G.O. Bond, 5.75%, 12/1/2022                Aaa                    250,000          262,252
Marysville Exempt Village School District, G.O. Bond, 5.75%, 12/1/2023     Aaa                    315,000          345,816
Medina City School District, G.O. Bond, 5.00%, 12/1/2018                   Aaa                    150,000          148,961
Mentor, G.O. Bond, 5.25%, 12/1/2017                                        Aa3                    100,000          101,406
Mississinawa Valley Local School District, G.O. Bond, 5.75%, 12/1/2022     Aaa                    205,000          217,331
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                              Aa2                     65,000           67,348
Montgomery County, Greater Moraine-Beaver Creek Sewer, Revenue
Bond, 5.60%, 9/1/2011                                                      Aaa                    100,000          103,166
North Canton City School District, G.O. Bond, 5.85%, 12/1/2007             Aaa                     40,000           43,880
North Olmsted, G.O. Bond, 5.00%, 12/1/2016                                 Aaa                    125,000          125,336
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006               Aaa                     65,000           70,524
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013               Aaa                     40,000           43,607
Ohio State, G.O. Bond, 6.50%, 8/1/2011                                     Aa1                     50,000           50,666
Ohio State Infrastructure Impt., G.O. Bond, 5.20%, 8/1/2010                Aa1                     50,000           52,598
Ohio State Building Authority - Adult Correctional, Revenue Bond,
5.375%, 4/1/2013                                                           Aa2                    225,000          237,119
Ohio State Higher Education Facility Commission, University of Dayton
Project, Revenue Bond, 5.80%, 12/1/2019                                    Aaa                    100,000          103,620
Ohio State Turnpike Commission, Revenue Bond, Series A, 5.70%, 2/15/2017   Aaa                    125,000          137,479
Ohio State Water Development Authority, Pure Water,
Revenue  Bond, Series I, 6.00%, 12/1/2016                                  Aaa                     40,000           44,302
Ohio State Water Development Authority, Pollution Control
Facility, Revenue Bond, 5.25%, 12/1/2014                                   Aaa                    100,000          100,868
Ohio State Water Development Authority, Fresh Water, Revenue Bond,
5.125%, 12/1/2023                                                          Aaa                    300,000          295,857
Ontario Local School District, G.O. Bond, 5.00%, 12/1/2023                 AAA1                   350,000          339,430
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                                  Aaa                     30,000           31,997
Pickerington Local School District Construction & Impt.,
G.O. Bond, 5.375%, 12/1/2019                                               Aaa                    150,000          151,926



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                        CREDIT
                                                                        RATING*    PRINCIPAL AMOUNT/
                                                                      (UNAUDITED)        SHARES        VALUE (NOTE 2)
                                                                      -----------  ------------------  ---------------

OHIO MUNICIPAL SECURITIES (continued)
Pickerington Water Systems Impt., G.O. Bond,
5.85%, 12/1/2013                                                      Aaa          $           50,000  $       52,887
Reynoldsburg City School District, G.O. Bond, 6.55%, 12/1/2017        Aaa                     175,000         187,268
Rural Lorain Water Authority, Revenue Bond,
5.30%, 10/1/2012                                                      Aaa                     110,000         112,569
Sidney City School District, School Impt., G.O. Bond,
Series B, 5.10%, 12/1/2019                                            Aaa                     150,000         150,381
South-Western City School District, Franklin & Pickway
County, G.O. Bond, 4.80%, 12/1/2006                                   Aaa                      50,000          51,955
Stark County, G.O. Bond, 5.70%, 11/15/2017                            Aaa                     100,000         103,032
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017                  Aaa                     185,000         202,638
Toledo, G.O. Bond, 5.95%, 12/1/2015                                   Aaa                     175,000         186,282
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                          Aaa                     100,000         108,848
Twinsburg Local School District, G.O. Bond, 5.90%, 12/1/2021          Aaa                     325,000         343,554
Upper Arlington City School District, G.O. Bond, 5.25%, 12/1/2022     Aaa                     255,000         255,541
Warren, G.O. Bond, 5.20%, 11/15/2013                                  Aaa                      50,000          53,253
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015              Aaa                     140,000         143,357
Westlake, G.O. Bond, 5.50%, 12/1/2020                                 Aaa                     295,000         305,290
Wood County, G.O. Bond, 5.40%, 12/1/2013                              Aa3                      50,000          50,862
Wyoming City School District, G.O. Bond, Series B, 5.15%, 12/1/2027   Aaa                     300,000         294,591
Youngstown, G.O. Bond, 6.125%, 12/1/2014                              Aaa                      50,000          54,306
                                                                                                       ---------------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $9,247,958)                                                                                9,634,956
                                                                                                       ---------------

SHORT-TERM INVESTMENTS - 5.72%
Dreyfus Municipal Reserves
(Identified Cost $570,503)                                                                    570,503         570,503
                                                                                                       ---------------

TOTAL INVESTMENTS - 102.26%
(Identified Cost $9,818,461)                                                                               10,205,459

LIABILITIES, LESS OTHER ASSETS - (2.26%)                                                                     (225,367)
                                                                                                       ---------------

NET ASSETS - 100%                                                                                      $    9,980,092
                                                                                                       ===============




Key:

G.O.  Bond  -  General  Obligation  Bond
Impt.  -  Improvement

*Credit  Ratings  from  Moody's  (unaudited)
1Credit  Ratings  from  S  &  P  (unaudited)

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)



FEDERAL  TAX  INFORMATION:

At June 30, 2001 the net unrealized appreciation based on identified cost for federal income tax purposes of $9,818,461 was as follows:




Unrealized appreciation        $447,165
Unrealized depreciation         (60,167)
                               ---------

UNREALIZED APPRECIATION - NET  $386,998
                               =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $9,818,461)(Note 2)  $10,205,459
Cash                                                             73,029
Interest receivable                                              62,926
Dividends receivable                                                815
Receivable from investment advisor (Note 3)                       8,117
                                                            ------------

TOTAL ASSETS                                                 10,350,346
                                                            ------------

LIABILITIES:

Transfer agent fees payable (Note 3)                              6,382
Accrued fund accounting fees (Note 3)                             3,698
Accrued directors' fees (Note 3)                                  3,284
Payable for securities purchased                                344,395
Audit fee payable                                                 8,298
Other payables and accrued expenses                               4,197
                                                            ------------

TOTAL LIABILITIES                                               370,254
                                                            ------------

TOTAL NET ASSETS                                            $ 9,980,092
                                                            ============

NET ASSETS CONSIST OF:

Capital stock                                               $     9,665
Additional paid-in-capital                                    9,580,961
Undistributed net investment income                              86,007
Accumulated net realized loss on investments                    (83,539)
Net unrealized appreciation on investments                      386,998
                                                            ------------

TOTAL NET ASSETS                                            $ 9,980,092
                                                            ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($9,980,092/966,448 shares)                 $     10.33
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Interest                                               $241,984
Dividends                                                 6,106
                                                       ---------

Total Investment Income                                 248,090
                                                       ---------

EXPENSES:

Management fee (Note 3)                                  23,896
Fund accounting fees (Note 3)                            28,157
Transfer agent fees (Note 3)                              6,696
Directors' fees (Note 3)                                  3,323
Audit fees                                                6,447
Custodian fees                                            1,488
Miscellaneous                                             2,540
                                                       ---------

Total Expenses                                           72,547

Less Reduction of Expenses (Note 3)                     (32,014)
                                                       ---------

Net Expenses                                             40,533
                                                       ---------

NET INVESTMENT INCOME                                   207,557
                                                       ---------

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS      6,236
                                                       ---------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $213,793
                                                       =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                         FOR THE SIX
                                                         MONTHS ENDED     FOR THE
                                                           6/30/01       YEAR ENDED
                                                         (UNAUDITED)      12/31/00
                                                        --------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $     207,557   $   383,149
Net realized gain on investments                                    -            26
Net change in unrealized appreciation on investments            6,236       604,970
                                                        --------------  ------------
Net increase from operations                                  213,793       988,145
                                                        --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (178,237)     (360,945)
                                                        --------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share
transactions (Note 5)                                         513,407     1,445,253
                                                        --------------  ------------

Net increase in net assets                                    548,963     2,072,453

NET ASSETS:

Beginning of period                                         9,431,129     7,358,676
                                                        --------------  ------------

END OF PERIOD (including undistributed net investment
income of $86,007 and $37,468, respectively)            $   9,980,092   $ 9,431,129
                                                        ==============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial Highlights






                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/01                               FOR THE YEARS ENDED
                                                          (UNAUDITED)          12/31/00          12/31/99    12/31/98    12/31/97
                                                         --------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $       10.29   $               9.56   $   10.66   $   10.53   $   10.18

Income from investment operations:
Net investment income*                                            0.24                   0.44        0.49        0.43        0.45
Net realized and unrealized gain (loss) on investments           (0.01)                  0.70       (1.02)       0.13        0.34
                                                         --------------  ---------------------  ----------  ----------  ----------
Total from investment operations                                  0.23                   1.14       (0.53)       0.56        0.79
                                                         --------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                       (0.19)                 (0.41)      (0.49)      (0.43)      (0.44)
From net realized gain on investments                                -                      -       (0.08)          -           -
                                                         --------------  ---------------------  ----------  ----------  ----------
Total distributions to shareholders                              (0.19)                 (0.41)      (0.57)      (0.43)      (0.44)
                                                         --------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $       10.33   $              10.29   $    9.56   $   10.66   $   10.53
                                                         ==============  =====================  ==========  ==========  ==========

Total return1                                                     2.24%                 12.21%     (5.07%)       5.35%       7.92%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                       0.85%3                   0.85%       0.83%       0.79%       0.79%
Net investment income*                                          4.34%3                   4.57%       4.39%       4.10%       4.37%

Portfolio turnover                                                   0%                    14%          4%          5%         12%

NET ASSETS - END OF PERIOD (000's omitted)               $       9,980   $              9,431   $   7,359   $  12,569   $   9,306
                                                         ==============  =====================  ==========  ==========  ==========





                                                          12/31/96
                                                         ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   10.31

Income from investment operations:
Net investment income*                                        0.44
Net realized and unrealized gain (loss) on investments       (0.13)
                                                         ----------
Total from investment operations                              0.31
                                                         ----------

Less distributions to shareholders:
From net investment income                                   (0.44)
From net realized gain on investments                           -2
                                                         ----------
Total distributions to shareholders                          (0.44)
                                                         ----------

NET ASSET VALUE - END OF PERIOD                          $   10.18
                                                         ==========

Total return1                                                 3.16%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                     0.85%
Net investment income*                                        4.40%

Portfolio turnover                                               2%

NET ASSETS - END OF PERIOD (000's omitted)               $   7,698
                                                         ==========



* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:




Net investment income            $  0.20  $0.40   N/A  N/A  N/A  $0.44

Ratios (to average net assets):
Expenses                          1.52%3   1.28%  N/A  N/A  N/A   0.87%
Net investment income             3.67%3   4.14%  N/A  N/A  N/A   4.38%



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Less  than  $0.01  per  share.
3Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of original discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At June 30, 2001 the Series, for federal income tax purposes, has a capital loss carryforward of $83,539 which will expire on December 31, 2008.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  PRINCIPLE
As required, effective January 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in a $19,219 increase in cost of securities and a corresponding $19,219 reduction in net unrealized appreciation (depreciation), based on securities held by the Series on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $3,260, decrease net unrealized appreciation (depreciation) by $3,260. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses of the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and assumed expenses amounting to $8,118 for the six months ended June 30, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series paid a fee, calculated as a percentage of the average daily net assets at an annual rate of 0.024%. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $640,613 and $0, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



                        For the Six Months               For the Year
                          Ended 6/30/01                 Ended 12/31/00
                       -------------------             ----------------

                   Shares              Amount        Shares       Amount
             -------------------  ----------------  ---------  ------------
Sold                     50,272   $       519,133    305,263   $ 2,992,309
Reinvested               17,165           177,906     36,232       360,221
Repurchased             (17,806)         (183,632)  (194,043)   (1,907,277)
             -------------------  ----------------  ---------  ------------
Total                    49,631   $       513,407    147,452   $ 1,445,253
             ===================  ================  =========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements  (unaudited)



6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on June 30, 2001.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
Small  Cap  Series

[This page intentionally left blank]

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

Over the first half of the year, the Small Cap Series continued its superior performance relative to the Russell 2000 and the S&P 500. The majority of the outperformance is attributable to positive company specific developments, reflecting the benefits of our investment strategies. An illustration of the successful use of one of our strategies was the takeover of Gulf Canada, one of the energy stocks in the Series' portfolio.

We originally invested in Gulf Canada in late 1998 under our Bankable Deal Strategy. This strategy essentially looks for companies whose assets are worth more than the company is trading for. When we bought Gulf Canada, the company had a heavy debt load and oil prices were at low levels. Due to the company's problems, the company's market value was so low that it was actually less than the value of their oil reserves. We believed that as the market came to realize this, the stock price would rise. Additional positives were new management that had been given a mandate to strengthen the company, and our expectation that oil prices would rise. The company's financial picture had improved a great deal by the time it was acquired. The takeover took place at a premium to the prevailing market value, which shows that the acquiring company recognized the intrinsic value of the company and its assets.

As was the case last year, an important factor in the Series' performance compared to its benchmarks was its underweighting in technology. This lower relative weighting held back the Series' performance while the sector was hot, but we felt that the valuations in many technology stocks were unrealistic and that the sector had many speculative characteristics, so we largely avoided it. Technology has fallen sharply since its highs early in 2000, pulling the indices down as well. Even after the steep declines in many stocks, valuations in this sector remain high. We are, however, keeping a close eye on the sector; if valuations continue to fall, we expect to increase technology holdings modestly.

The Series remains overweighted relative to the benchmarks in defensive sectors such as healthcare and consumer staples, which continued to provide a safe haven from the economic slowdown, and thus have appreciated accordingly. Another example of the defensive nature of the portfolio is its cash position, which was at a higher than normal level as of the end of the quarter. Valuations are still at historically high levels despite the recent steep declines, meaning many stocks still do not meet our basic valuation criteria. In addition, the risk of recession means that many stocks carry more risk than is acceptable given their lower appreciation potential. When valuations improve, whether across the board or in individual sectors, we will be able to add securities to the portfolio without having to sell other securities to pay for them.

We are very pleased with the performance of the Series so far this year, particularly because it was a period in which many stocks declined significantly. We expect continued market volatility over the remainder of the year, and we will continue to manage the portfolio to take advantage of the opportunities that volatility may create.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)



[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  June  30,  2001

Commercial  Services  -  4.10%
Consumer  Durables  -  7.50%
Consumer  Non-Durables  -  6.40%
Consumer  Services  -  4.80%
Distribution  Service  -  0.40%
Electronic  Technology  -  3.60%
Energy  Minerals  -  1.40%
Environmental  Services  -  1.40%
Finance  -  6.40%
Health  Services  -  1.70%
Health  Technology  -  5.60%
Industrial  Services  -  9.30%
Non-Energy  Minerals  -  3.70%
Process  Industries  -  11.40%
Producer  Manufacturing  -  6.60%
Retail  Trade  -  4.50%
Technology  Services  -  1.60%
Transportation  -  4.50%
Utilities  -  1.40%
Cash, short-term investments, and other assets, less liabilities - 13.70%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
Small  Cap  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           12,314         23.14%    23.14%
Five Year   $           14,539         45.39%     7.77%
Inception1  $           26,531        165.31%    11.22%





S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            8,518        -14.82%   -14.82%
Five Year   $           19,657         96.57%    14.46%
Inception1  $           35,586        255.86%    14.84%





Russell  2000  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,057          0.57%     0.57%
Five Year   $           15,818         58.18%     9.60%
Inception1  $           29,880        198.80%    12.68%



The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (6/30/01) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Russell 2000 Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




            Exeter Fund, Inc.   S&P 500 Total
Date         Small Cap Series    Return Index   Russell 2000 Index
4/30/1992   $           10,000  $       10,000  $            10,000
12/31/1992              11,610          10,725               11,415
12/31/1993              13,317          11,799               13,574
12/31/1994              14,383          11,959               13,327
12/31/1995              16,497          16,437               17,117
12/31/1996              18,156          20,206               19,940
12/31/1997              20,388          26,944               24,399
12/31/1998              17,603          34,666               23,778
12/31/1999              19,341          41,958               28,833
12/31/2000              21,165          38,139               27,963
6/30/2001               26,531          35,586               29,880



1The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.
2The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell 2000 Index is an unmanaged index that consists of approximately 2,000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                            SHARES    VALUE (NOTE 2)
                                           ---------  ---------------

COMMON STOCK - 86.3%
COMMERCIAL SERVICES - 4.1%
Angelica Corp.                                11,300  $       124,300
Deluxe Corp.                                  10,800          312,120
Ennis Business Forms, Inc.                    13,000          102,700
Franklin Covey Co.*                           18,900          103,950
John H. Harland Co.                           16,500          384,450
ProQuest Co.*                                102,200        3,168,200
Spherion Corp.*                                9,200           82,340
Standard Register Co.                          3,900           72,150
Valassis Communications, Inc.*                 8,700          311,460
Value Line, Inc.                               6,300          265,986
Wallace Computer Services, Inc.                5,200           86,008
                                                      ---------------
                                                            5,013,664
                                                      ---------------

CONSUMER DURABLES - 7.5%
Callaway Golf Co.                             41,000          647,800
Coachmen Industries, Inc.                     61,600          816,200
La-Z-Boy, Inc.                                32,800          606,800
Libbey, Inc.                                  85,350        3,389,248
M.D.C. Holdings, Inc.                          9,900          350,460
NVR, Inc.*                                     2,800          414,400
The Rowe Companies                            82,000          266,500
Waterford Wedgwood plc (Ireland) (Note 6)  1,980,000        1,823,974
Winnebago Industries, Inc.                    30,200          928,650
                                                      ---------------
                                                            9,244,032
                                                      ---------------

CONSUMER NON-DURABLES - 6.4%
Blyth, Inc.                                   25,500          655,605
Earthgrains Co.                               47,000        1,222,000
Fresh Del Monte Produce, Inc.*               237,000        2,614,110
Interstate Bakeries Corp.                     37,000          592,000
K-Swiss, Inc. - Class A                       11,900          287,147
Kenneth Cole Productions, Inc.*               19,600          394,940
Lance, Inc.                                   23,500          317,250
Nautica Enterprises, Inc.*                    15,500          316,665
PepsiAmericas, Inc.                           20,000          266,000
Ralcorp Holdings, Inc.*                       18,500          346,690
Timberland Co. - Class A*                     13,300          525,483
Wolverine World Wide, Inc.                    18,000          321,660
                                                      ---------------
                                                            7,859,550
                                                      ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                           SHARES   VALUE (NOTE 2)
                                                           -------  ---------------
CONSUMER SERVICES - 4.8%
Alliance Atlantis Communications, Inc.* (Canada) (Note 6)  124,825  $     1,694,427
Bob Evans Farms, Inc.                                        6,300          113,400
CBRL Group, Inc.                                             8,500          144,075
Hungry Minds, Inc.*                                         27,000          184,140
Journal Register Co.*                                        2,500           40,250
Meredith Corp.                                               4,000          143,240
Papa John's International, Inc.*                             8,200          207,870
Ryan's Family Steak Houses, Inc.*                           10,500          128,625
Sinclair Broadcast Group, Inc.*                            299,000        3,079,700
Spanish Broadcasting System, Inc.*                          12,300          100,983
                                                                    ---------------
                                                                          5,836,710
                                                                    ---------------

DISTRIBUTION SERVICES - 0.4%
Anixter International, Inc.*                                11,900          365,330
Avnet, Inc.                                                  4,000           89,680
                                                                    ---------------
                                                                            455,010
                                                                    ---------------

ELECTRONIC TECHNOLOGY - 3.6%
Carrier Access Corp.*                                        5,200           31,148
Checkpoint Systems, Inc.*                                   30,400          541,120
Cirrus Logic, Inc.*                                         15,300          352,359
Com21, Inc.*                                                17,800           31,862
Diebold, Inc.                                                9,700          311,855
GenCorp, Inc.                                               49,000          627,200
GenRad, Inc.*                                               30,000          180,000
Inter-Tel, Inc.                                             11,900          141,729
Lam Research Corp.*                                          8,400          249,060
PSC, Inc.*                                                 234,500          264,985
Sensormatic Electronics Corp.*                              13,700          232,900
Tekelec*                                                     5,150          139,565
United Industrial Corp.                                     20,500          343,375
Veramark Technologies, Inc.*                               437,250          682,110
Zebra Technologies Corp.*                                    4,800          235,776
                                                                    ---------------
                                                                          4,365,044
                                                                    ---------------

ENERGY MINERALS - 1.4%
Callon Petroleum Co.*                                       48,000          568,800
Comstock Resources, Inc.*                                   25,000          256,250
EEX Corp.*                                                 141,500          382,050
Nuevo Energy Co.*                                           15,000          244,500
Ocean Energy, Inc.                                          12,500          218,125
                                                                    ---------------
                                                                          1,669,725
                                                                    ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                     SHARES   VALUE (NOTE 2)
                                                     -------  ---------------
ENVIRONMENTAL SERVICES - 1.4%
Newpark Resources, Inc.*                             159,000  $     1,764,900
                                                              ---------------

FINANCE - 6.4%
American Bank of Connecticut - Waterbury              26,500          649,250
Camden National Corp.                                 35,000          560,000
Corus Bankshares, Inc.                                12,000          723,000
First Community Bancshares, Inc.                      24,000          750,000
First Financial Bankshares, Inc.                      40,000          683,200
First Merchants Corp.                                 26,700          638,931
1st Source Corp.                                      30,000          840,000
GBC Bancorp                                           21,500          613,825
Integra Bank Corp.                                    27,640          684,643
Merchants Bancshares, Inc.                            20,500          630,375
Mid-State Bancshares                                  40,000          729,600
Univest Corp. of Pennsylvania                         11,400          370,500
                                                              ---------------
                                                                    7,873,324
                                                              ---------------

HEALTH SERVICES - 1.7%
Manor Care, Inc.*                                     18,000          571,500
Omnicare, Inc.                                        19,400          391,880
Sunrise Assisted Living, Inc.                         45,000        1,181,250
                                                              ---------------
                                                                    2,144,630
                                                              ---------------

HEALTH TECHNOLOGY - 5.6%
Aclara Biosciences, Inc.*                             49,000          485,100
Alkermes, Inc.*                                        6,600          231,660
Cypress Bioscience, Inc.*                            109,381          317,205
ICN Pharmaceuticals, Inc.                             92,000        2,918,240
Praecis Pharmaceuticals, Inc.*                        76,000        1,249,440
Techne Corp.*                                         32,000        1,040,000
Thoratec Corp.*                                       44,000          684,200
                                                              ---------------
                                                                    6,925,845
                                                              ---------------

INDUSTRIAL SERVICES - 9.3%
Atwood Oceanics, Inc.*                                67,000        2,351,700
Foster Wheeler Ltd.                                   34,500          312,225
Offshore Logistics, Inc.*                             25,000          475,000
Paradigm Geophysical, Ltd.* (Israel) (Note 6)        312,350        1,952,188
Pride International, Inc.*                            19,300          366,700
Stolt Offshore S.A. - ADR* (United Kingdom)(Note 6)  152,000        1,862,000
Trico Marine Services, Inc.*                         342,000        3,638,880
Veritas DGC, Inc.*                                    17,500          485,625
                                                              ---------------
                                                                   11,444,318
                                                              ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                              SHARES   VALUE (NOTE 2)
                                              -------  ---------------
NON-ENERGY MINERALS - 3.7%
AK Steel Holding Corp.                          8,000  $       100,320
Amcol International Corp.                      56,000          336,000
Kaiser Aluminum Corp.*                         25,000           99,500
Quanex Corp.                                    5,000          129,500
Stillwater Mining Co.*                          7,400          216,450
Texas Industries, Inc.                        102,700        3,531,853
Worthington Industries, Inc.                   14,000          190,400
                                                       ---------------
                                                             4,604,023
                                                       ---------------

PROCESS INDUSTRIES - 11.4%
Agrium, Inc. (Canada) (Note 6)                228,000        2,280,000
Albany International Corp. - Class A*         162,877        3,078,375
Applied Extrusion Technologies, Inc.*         269,800        1,980,332
The Carbide/Graphite Group, Inc.*             219,500          252,425
Minerals Technologies, Inc.                    46,500        1,995,780
PolyOne Corp.                                 249,000        2,592,090
Sylvan, Inc.*                                 165,000        1,872,750
                                                       ---------------
                                                            14,051,752
                                                       ---------------

PRODUCER MANUFACTURING - 6.6%
Amcast Industrial Corp.                        14,000          119,700
American Superconductor Corp.*                 58,000        1,496,400
Ampco-Pittsburgh Corp.                          5,800           65,540
Gibraltar Steel Corp.                           7,500          147,000
Gorman-Rupp Co.                                15,000          361,500
Intermet Corp.                                149,325          843,686
Kimball International, Inc. - Class B          40,000          640,000
Norddeutsche Affinerie AG (Germany) (Note 6)  153,000        1,748,586
Steel Technologies, Inc.                       25,000          178,250
Wabash National Corp.                          54,000          653,400
Wabtec Corp.                                  124,190        1,862,850
                                                       ---------------
                                                             8,116,912
                                                       ---------------

RETAIL TRADE - 4.5%
Borders Group, Inc.*                           16,500          369,600
Great Atlantic & Pacific Tea Company, Inc.*    99,000        1,465,200
Hancock Fabrics, Inc.                         233,925        2,093,629
Neiman Marcus Group, Inc.*                      7,900          244,900
Payless ShoeSource, Inc.*                       4,300          278,210
Pier 1 Imports, Inc.                           23,000          264,500
Syms Corp.*                                   136,000          771,120
                                                       ---------------
                                                             5,487,159
                                                       ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)





                                              SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                              ------------------------  ---------------
TECHNOLOGY SERVICES - 1.6%
Autodesk, Inc.                                                  16,700  $      622,910
eFunds Corp.*                                                    5,955         110,763
National Data Corp.                                              7,900         255,960
Peregrine Systems, Inc.*                                         4,162         120,698
Reynolds & Reynolds Co. - Class A                                6,950         152,553
Symantec Corp.*                                                 14,300         624,767
Teknowledge Corp.*                                              15,800          86,584
                                                                        ---------------
                                                                             1,974,235
                                                                        ---------------

TRANSPORTATION - 4.5%
Arkansas Best Corp.*                                            27,000         622,350
Kansas City Southern Industries, Inc.                          240,000       3,792,000
Roadway Corp.                                                   22,500         534,825
Yellow Corp.*                                                   31,100         590,278
                                                                        ---------------
                                                                             5,539,453
                                                                        ---------------

UTILITIES - 1.4%
Cascade Natural Gas Corp.                                       28,000         596,400
Laclede Gas Co.                                                 23,000         584,200
NUI Corp.                                                       26,000         600,080
                                                                        ---------------
                                                                             1,780,680
                                                                        ---------------

TOTAL COMMON STOCK
(Identified Cost $108,146,120)                                             106,150,966
                                                                        ---------------

SHORT-TERM INVESTMENTS - 14.0%
Dreyfus Treasury Cash Management Fund                          168,631         168,631
Federal Home Loan Discount Note,  7/13/2001   $              5,000,000       4,993,351
Federal Farm Credit Discount Note, 7/3/2001                  6,000,000       5,998,218
Fannie Mae Discount Note,  7/3/2001                          6,000,000       5,998,223
                                                                        ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $17,158,423)                                               17,158,423
                                                                        ---------------

TOTAL INVESTMENTS - 100.3%
(Identified Cost $125,304,543)                                             123,309,389

LIABILITIES, LESS OTHER ASSETS - (0.3%)                                       (360,621)
                                                                        ---------------

NET ASSETS - 100%                                                       $  122,948,768
                                                                        ===============



*  Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)



FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $125,304,543 was as follows:




Unrealized appreciation        $ 14,282,022
Unrealized depreciation         (16,277,176)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (1,995,154)
                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $125,304,543) (Note 2)   $123,309,389
Cash                                                               1,005,520
Foreign currency, at value (cost $15,447)                             15,183
Receivable for securities sold                                     1,949,813
Dividends receivable                                                  55,673
Receivable for fund shares sold                                       22,276
Foreign tax reclaims receivable                                       15,907
                                                                -------------

TOTAL ASSETS                                                     126,373,761
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3)                                       99,019
Transfer agent fees payable (Note 3)                                  11,802
Accrued fund accounting fees (Note 3)                                  3,252
Accrued directors' fees (Note 3)                                       1,644
Payable for securities purchased                                   2,875,304
Payable for fund shares repurchased                                  418,592
Audit fee payable                                                      8,581
Other payables and accrued expenses                                    6,799
                                                                -------------

TOTAL LIABILITIES                                                  3,424,993
                                                                -------------

TOTAL NET ASSETS                                                $122,948,768
                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                   $     92,799
Additional paid-in-capital                                       107,994,094
Undistributed net investment income                                  134,033
Accumulated net realized gain on investments                      16,724,135
Net unrealized depreciation on investments, foreign currency,
and other assets and liabilities                                  (1,996,293)
                                                                -------------

TOTAL NET ASSETS                                                $122,948,768
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($122,948,768/9,279,811 shares)       $      13.25
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)







For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $19,625)            $   511,058
Interest                                                        232,138
                                                            ------------

Total Investment Income                                         743,196
                                                            ------------

EXPENSES:

Management fee  (Note 3)                                        536,457
Fund accounting fees (Note 3)                                    27,136
Transfer agent fees (Note 3)                                     12,445
Directors' fees (Note 3)                                          3,323
Custodian fee                                                    14,876
Audit fee                                                        13,831
Miscellaneous                                                    15,653
                                                            ------------

Total Expenses                                                  623,721
                                                            ------------

NET INVESTMENT INCOME                                           119,475
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                                  15,344,644
Foreign currency and other assets and liabilities                (4,740)
                                                            ------------
                                                             15,339,904
                                                            ------------

Net change in unrealized appreciation (depreciation) on -
Investments                                                   9,090,940
Foreign currency and other assets and liabilities                (1,470)
                                                            ------------
                                                              9,089,470
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                               24,429,374
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                             $24,548,849
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                         FOR THE SIX MONTHS
                                                           ENDED 6/30/01        FOR THE YEAR
                                                            (UNAUDITED)        ENDED 12/31/00
                                                        --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $            119,475  $       230,298
Net realized gain on investments                                  15,339,904        8,361,008
Net change in unrealized appreciation (depreciation)
on investments                                                     9,089,470         (497,191)
                                                        --------------------  ----------------
Net increase from operations                                      24,548,849        8,094,115
                                                        --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                 -         (736,470)
From net realized gain on investments                                      -       (6,665,902)
                                                        --------------------  ----------------
Total distributions to shareholders                                        -       (7,402,372)
                                                        --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)              3,651,979        2,755,090
                                                        --------------------  ----------------

Net increase in net assets                                        28,200,828        3,446,833

NET ASSETS:

Beginning of period                                               94,747,940       91,301,107
                                                        --------------------  ----------------

END OF PERIOD (including undistributed net investment
income of $134,033 and $14,558, respectively)           $        122,948,768  $    94,747,940
                                                        ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                          FOR THE SIX
                                                          MONTHS ENDED
                                                            6/30/01                     FOR  THE YEARS ENDED
                                                          (UNAUDITED)           12/31/00          12/31/99    12/31/98
                                                         --------------  ----------------------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $       10.57   $               10.53   $    9.64   $   12.05
                                                         --------------  ----------------------  ----------  ----------

Income from investment operations:
Net investment income (loss)                                      0.01                    0.03        0.07        0.05
Net realized and unrealized gain (loss) on investments            2.67                    0.90        0.88       (1.77)
                                                         --------------  ----------------------  ----------  ----------
Total from investment operations                                  2.68                    0.93        0.95       (1.72)
                                                         --------------  ----------------------  ----------  ----------

Less distributions to shareholders:
From net investment income                                          --                   (0.09)      (0.06)         --
From net realized gain on investments                               --                   (0.80)         --       (0.69)
In excess of net realized gain on investments                       --                      --          --          --
                                                         --------------  ----------------------  ----------  ----------
Total distributions to shareholders                                  -                   (0.89)      (0.06)      (0.69)
                                                         --------------  ----------------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $       13.25   $               10.57   $   10.53   $    9.64
                                                         ==============  ======================  ==========  ==========

Total return1                                                    25.35%                   9.43%       9.87%    (13.59%)

Ratios (to average net assets)/Supplemental Data:
Expenses                                                        1.16%2                    1.14%       1.09%       1.09%
Net investment income (loss)                                    0.22%2                    0.24%       0.61%       0.44%

Portfolio turnover                                                  46%                     56%         92%         81%

NET ASSETS - END OF PERIOD (000's omitted)               $     122,949   $              94,748   $  91,301   $  99,666
                                                         ==============  ======================  ==========  ==========





                                                          12/31/97    12/31/96
                                                         ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   12.09   $   11.95
                                                         ----------  ----------

Income from investment operations:
Net investment income (loss)                                 (0.01)       0.05
Net realized and unrealized gain (loss) on investments        1.50        1.11
                                                         ----------  ----------
Total from investment operations                              1.49        1.16
                                                         ----------  ----------

Less distributions to shareholders:
From net investment income                                   (0.01)      (0.04)
From net realized gain on investments                        (1.52)      (0.89)
In excess of net realized gain on investments                   --       (0.09)
                                                         ----------  ----------
Total distributions to shareholders                          (1.53)      (1.02)
                                                         ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $   12.05   $   12.09
                                                         ==========  ==========

Total return1                                                12.29%      10.06%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                      1.07%       1.08%
Net investment income (loss)                                (0.12%)       0.29%

Portfolio turnover                                              94%         31%

NET ASSETS - END OF PERIOD (000's omitted)               $ 121,600   $ 100,688
                                                         ==========  ==========



1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of small companies.

The Series is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor"), dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per Class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $42,773,130 and $45,000,983, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Small  Cap  Series  Class  A  Shares  were:





                      FOR THE SIX MONTHS                  FOR THE YEAR
                         ENDED 6/30/01                   ENDED 12/31/00
                     -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                    773,233   $ 8,993,885        1,263,917   $ 14,519,143
Reinvested                   --            --          736,597      7,338,452
Repurchased            (453,762)   (5,341,906)      (1,706,758)   (19,102,505)
             -------------------  ------------  ---------------  -------------
Total                   319,471   $ 3,651,979          293,756   $  2,755,090
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements  (unaudited)



6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
Technology  Series

[This page intentionally left blank]

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

For the first six months of 2001, the fundamentals for the technology sector remained poor as excess inventories continued to be worked off as a result of deteriorating end-market demand. Due to the declining fundamentals, the technology sector was down for the first half of the year. There was much volatility during this period, with the indices fluctuating over 20%. Optimism for a second-half recovery spurred a recovery in the market during January; however, this rally was short-lived, and many investors believe the technology sector will not improve until the fourth quarter or later.

Overall we remain positive regarding the long-term prospects in technology. In particular, we feel that there are opportunities in several secular (as opposed to cyclical) shifts in the area, as highlighted in our previous report. These include the move toward an Internet-based computing model, increasing use of communication tools, and growth of electronic commerce, among others. Although demand has been weakened in these areas, we feel the weakness is temporary;
therefore, we have added to holdings in these areas when the prices are attractive.

With the steep declines in the technology sector since March of 2000, it might seem that valuations in the sector would now be low across the board and that many stocks would meet our valuation criteria. In fact, this is not the case. Although fundamentals are generally weak, and some technology areas have declined sharply, other parts of the market are not experiencing any corresponding change in stock price. In keeping with Manning & Napier's investment strategies, valuations are an important component of our investment approach, and we will not purchase stocks that our analysis shows to be overvalued.

We believe that Manning & Napier's discipline and long-term perspective provide us with an advantage in this environment. While other investors may feel that they must turn their portfolio toward a more aggressive stance or otherwise "miss the boat", historical evidence proves that this can be costly. Therefore, we have chosen our investments carefully and valuations are an important part of that analysis.

Our commitment to value does not come at the expense of quality. The volatility in the technology sector has provided some opportunities to invest in strong companies whose prices have been driven down along with the sector as a whole. As you look through this report, you will see that many of the companies in which we have invested are market leaders. In the technology sector, unlike some other industries, leading technology firms typically increase their edge over competitors. There are several reasons for this: the leaders establish standards for the industry, the benefit of being on the dominant technology ("network effects"), and customers' risk aversion toward new technologies.

We remain committed to investing in great companies at fair prices. The current volatility in the technology sector provides us with a good opportunity to achieve this goal. Our discipline and long-term strategy should ensure that we invest in companies benefiting from long-term trends while paying reasonable prices.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  June  30,  2001  (unaudited)



Exeter  Fund,  Inc.
Technology  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative    Annual
Inception1  $            6,670        -33.30%  NA





S&P  500  Total  Return  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative    Annual
Inception1  $            8,347        -16.53%  NA





S&P  Technology  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative    Annual
Inception1  $            5,038        -49.62%  NA



The value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation (8/8/00) to present (6/30/01) as compared to the Standard & Poor's 500 Total Return Index and the Standard & Poor's Technology Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




            Exeter Fund, Inc.         S&P 500        S&P Technology
Date        Technology Series   Total Return Index        Index
8/8/2000    $           10,000  $            10,000  $        10,000
9/30/2000                9,470                9,704            8,840
12/31/2000               7,160                8,945            5,972
3/31/2001                5,950                7,886            4,494
6/30/2001                6,670                8,347            5,038




1The Series and Index performance numbers are calculated from August 8, 2000, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.
2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Technology Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of technology related products and services.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                             SHARES   VALUE (NOTE 2)
                                                             -------  ---------------

COMMON STOCK - 92.17%
CAPITAL GOODS - 1.67%
American Superconductor Corp.*                                41,000  $     1,057,800
                                                                      ---------------

COMPUTER & INFORMATION TECHNOLOGY SERVICES - 11.44%
Electronic Data Systems Corp.                                 67,175        4,198,437
Sabre Holdings Corp.*                                         61,375        3,068,750
                                                                      ---------------
                                                                            7,267,187
                                                                      ---------------

DATA NETWORKING - 2.86%
Brocade Communications Systems, Inc.*                         10,100          444,299
Cisco Systems, Inc.*                                          75,475        1,373,645
                                                                      ---------------
                                                                            1,817,944
                                                                      ---------------

ENTERPRISE, PERSONAL COMPUTER HARDWARE/PERIPHERALS - 16.19%
Compaq Computer Corp.                                         85,025        1,317,037
Dell Computer Corp.*                                          68,450        1,789,968
EMC Corp.*                                                    30,875          896,919
Hewlett-Packard Co.                                           32,125          918,775
Lexmark International, Inc.*                                  52,500        3,530,625
Palm, Inc.*                                                   98,000          594,860
Research In Motion Ltd.* (Canada) (Note 6)                    17,500          564,375
Sun Microsystems, Inc.*                                       43,100          677,532
                                                                      ---------------
                                                                           10,290,091
                                                                      ---------------

SEMICONDUCTORS - 13.87%
Altera Corp.*                                                 37,150        1,077,350
Analog Devices, Inc.*                                         28,675        1,240,194
Intel Corp.                                                   63,775        1,865,419
Linear Technology Corp.                                        9,800          433,356
Maxim Integrated Products, Inc.*                              26,475        1,170,460
Micron Technology, Inc.*                                      18,200          748,020
Texas Instruments, Inc.                                       43,350        1,365,525
Xilinx, Inc.*                                                 22,175          914,497
                                                                      ---------------
                                                                            8,814,821
                                                                      ---------------

SOFTWARE & SERVICES - 28.47%
Amazon.com, Inc.*                                            120,900        1,710,735
Check Point Software Technologies Ltd.* (Israel) (Note 6)     21,037        1,063,841
Computer Associates International, Inc.                       65,500        2,358,000
J.D. Edwards & Co.*                                           39,175          553,934
Microsoft Corp.*                                              55,425        4,046,025
Oracle Corp.*                                                 90,575        1,720,925
Parametric Technology Corp.*                                 205,000        2,867,950



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                                 SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                                 ------------------------  ---------------
SOFTWARE & SERVICES (continued)
Siebel Systems, Inc.*                                                              21,450  $    1,006,005
Unisys Corp.*                                                                      68,875       1,013,151
Veritas Software Corp.*                                                            26,350       1,753,066
                                                                                           ---------------
                                                                                               18,093,632
                                                                                           ---------------

TELECOMMUNICATION/COMMUNICATION EQUIPMENT - 5.93%
ADC Telecommunications, Inc.*                                                      60,000         396,000
Corning, Inc.                                                                      85,000       1,420,350
Ericsson AB - ADR (Sweden) (Note 6)                                                53,200         288,344
JDS Uniphase Corp.*                                                                 6,900          86,250
Motorola, Inc.                                                                     57,700         955,512
Nokia Oyj - ADR (Finland) (Note 6)                                                 19,500         429,780
Nortel Networks Corp.  (Canada) (Note 6)                                           21,100         191,799
                                                                                           ---------------
                                                                                                3,768,035
                                                                                           ---------------

TELECOMMUNICATION SERVICES - 11.74%
AT&T Corp.                                                                         68,200       1,500,400
Rogers Communications, Inc. - Class B* (Canada) (Note 6)                          102,000       1,545,300
SBC Communications, Inc.                                                           44,000       1,762,640
Sprint Corp.                                                                       27,000         576,720
Verizon Communications, Inc.                                                       15,000         802,500
WorldCom, Inc. - WorldCom Group*                                                   85,800       1,218,360
WorldCom, Inc. - MCI Group                                                          3,432          55,255
                                                                                           ---------------
                                                                                                7,461,175
                                                                                           ---------------

TOTAL COMMON STOCK
(Identified Cost $74,103,313)                                                                  58,570,685
                                                                                           ---------------

SHORT-TERM INVESTMENTS - 8.13%
Dreyfus Treasury Cash Management                                                2,175,871       2,175,871
Federal National Mortgage Association Discount Note, 7/25/2001   $              3,000,000       2,992,604
                                                                                           ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $5,168,475)                                                                    5,168,475
                                                                                           ---------------

TOTAL INVESTMENTS - 100.30%
(Identified Cost $79,271,788)                                                                  63,739,160

LIABILITIES, LESS OTHER ASSETS - (0.30%)                                                         (188,252)
                                                                                           ---------------

NET ASSETS -100%                                                                           $   63,550,908
                                                                                           ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)


FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $79,271,788 was as follows:




Unrealized appreciation        $  6,112,423
Unrealized depreciation         (21,645,051)
                               -------------

UNREALIZED DEPRECIATION - NET  $(15,532,628)
                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $79,271,788)(Note 2)  $ 63,739,160
Cash                                                                   35
Receivable for fund shares sold                                    29,308
Dividends receivable                                               21,491
                                                             -------------

TOTAL ASSETS                                                   63,789,994
                                                             -------------

LIABILITIES:

Accrued management fee (Note 3)                                    58,006
Transfer agent fees payable (Note 3)                               11,341
Accrued fund accounting fees (Note 3)                               4,240
Accrued directors' fees (Note 3)                                    1,684
Payable for fund shares repurchased                               151,423
Audit fee payable                                                  10,000
Other payables and accrued expenses                                 2,392
                                                             -------------

TOTAL LIABILITIES                                                 239,086
                                                             -------------

TOTAL NET ASSETS                                             $ 63,550,908
                                                             =============

NET ASSETS CONSIST OF:

Capital stock                                                $     95,216
Additional paid-in-capital                                     84,202,832
Undistributed net investment loss                                (136,208)
Accumulated net realized loss on investments                   (5,078,304)
Net unrealized depreciation on investments                    (15,532,628)
                                                             -------------

TOTAL NET ASSETS                                             $ 63,550,908
                                                             =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($63,550,908/9,521,482 shares)               $       6.67
                                                             =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $1,213)        $   147,392
Interest                                                   101,084
                                                       ------------

Total Investment Income                                    248,476
                                                       ------------


EXPENSES:

Management fee (Note 3)                                    320,857
Fund accounting fees (Note 3)                               24,547
Transfer agent fees (Note 3)                                11,956
Directors' fees (Note 3)                                     3,323
Audit fee                                                   17,072
Custodian fee                                                7,828
Miscellaneous                                               11,965
                                                       ------------

Total Expenses                                             397,548

Less Reduction of Expenses (Note 3)                        (12,864)
                                                       ------------

Net Expenses                                               384,684
                                                       ------------

NET INVESTMENT LOSS                                       (136,208)
                                                       ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments                        (2,127,728)
Net change in unrealized depreciation on investments    (2,144,890)
                                                       ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS         (4,272,618)
                                                       ------------

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $(4,408,826)
                                                       ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                          FOR THE       FOR THE PERIOD
                                                         SIX MONTHS         8/8/00
                                                           ENDED        (RECOMMENCEMENT
                                                          6/30/01      OF OPERATIONS) TO
                                                        (UNAUDITED)        12/31/00
                                                        ------------  -------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                     $  (136,208)  $         (162,042)
Net realized loss on investments                         (2,127,728)          (2,950,576)
Net change in unrealized depreciation on investments     (2,144,890)         (13,387,738)
                                                        ------------  -------------------

Net decrease from operations                             (4,408,826)         (16,500,356)
                                                        ------------  -------------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)     1,335,995           83,124,095
                                                        ------------  -------------------

Net increase (decrease) in net assets                    (3,072,831)          66,623,739

NET ASSETS:

Beginning of period                                      66,623,739                   --
                                                        ------------  -------------------

END OF PERIOD (including undistributed net investment
loss of ($136,208) and $0, respectively)                $63,550,908   $       66,623,739
                                                        ============  ===================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                           FOR THE
                                                          SIX MONTHS
                                                            ENDED       FOR THE PERIOD    FOR THE PERIOD    FOR THE YEAR
                                                           6/30/01        8/8/00 1 TO        1/1/97 TO           ENDED
                                                         (UNAUDITED)       12/31/00          4/16/97 4         12/31/96
                                                         ------------  ----------------  ----------------  --------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $      7.16   $         10.00   $         12.58   $       10.71
                                                         ------------  ----------------  ----------------  --------------

Income from investment operations:
Net investment income (loss)                                   (0.01)            (0.02)             0.02           (0.02)
Net realized and unrealized gain (loss) on investments         (0.48)            (2.82)            (0.01)           2.19
                                                         ------------  ----------------  ----------------  --------------

Total from investment operations                               (0.49)            (2.84)             0.01            2.17
                                                         ------------  ----------------  ----------------  --------------

Less distributions to shareholders:
From net investment income                                         -                --             (0.02)             --
From net realized gain on investments                              -                --             (3.35)          (0.30)
Redemption of capitalization                                       -                --             (9.22)             --
                                                         ------------  ----------------  ----------------  --------------

Total distributions to shareholders                                -                --            (12.59)          (0.30)
                                                         ------------  ----------------  ----------------  --------------

NET ASSET VALUE - END OF PERIOD                          $      6.67   $          7.16   $             -   $       12.58
                                                         ============  ================  ================  ==============


Total return2                                                 (6.84%)          (28.40%)              0%5           20.90%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                    1.20%3,6            1.18%3          1.07%3,5            1.04%
Net investment income (loss)                              (0.42%)3,6          (0.71%)3          0.36%3,5          (0.17%)

Portfolio turnover                                                10%               13%               48%            107%

NET ASSETS - END OF PERIOD (000'S OMITTED)               $    63,551   $        66,624                --   $     112,432
                                                         ============  ================  ================  ==============



1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3Annualized.
4Date  of  complete  redemption.
5The Series ceased investment operations on April 16, 1997; therefore, ratios and total return would not be representative of an actively operating fund. 6The investment advisor waived a portion of its management fee. If the full fee had been incurred by the Series, the annualized ratios would have been as follows: Expenses, 1.24%; Net investment income, (0.46%).

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

Technology Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in science and technology-based industries.

On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Technology Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including net operating losses and losses deferred due to wash sales. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At June 30, 2001 the Series, for federal income tax purposes, has a capital loss carryforward of $1,552,318 which will expire on December 31, 2008.


FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor waived fees amounting to $12,864 for the six months ended June 30, 2001, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per Class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series did not paid a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $6,105,365 and $8,394,117, respectively.

Notes  to  Financial  Statements  (unaudited)


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Technology  Series  Shares  were:




                       FOR THE                     FOR THE PERIOD 8/8/00
                      SIX MONTHS                     (RECOMMENCEMENT OF
                        ENDED                            OPERATIONS)
                       6/30/01                           TO 12/31/00
                     -----------                   -----------------------
               SHARES             AMOUNT             SHARES       AMOUNT
             -----------  -----------------------  ----------  ------------
Sold            583,584   $            4,054,298   9,593,652   $85,655,712
Repurchased    (371,617)              (2,718,303)   (284,137)   (2,531,617)
             -----------  -----------------------  ----------  ------------
Total           211,967   $            1,335,995   9,309,515   $83,124,095
             ===========  =======================  ==========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

Exeter  Fund,  Inc.
Semi-Annual  Report
June  30,  2001
World  Opportunities  Series

Management  Discussion  and  Analysis  (unaudited)



Dear  Shareholders:

As it has for the last several years, the World Opportunities Series has performed well relative to its benchmarks for the first six months of the year. This is due both to the defensive nature of the Series as well as to the success of some individual holdings.

The Series continues to hold stocks in defensive sectors such as food, consumer goods, and utilities. These holdings were purchased on their individual merits and adherence to our strategy fits, rather than as part of a decision to move the portfolio to a defensive stance. That being said, they have held up better than many sectors as the global economic environment has been weak in the first half of the year.

An individual holding that was a significant contributor to the Series' return in the first half of the year was Gulf Canada, an oil and gas producer that was acquired at a premium by another company. We originally purchased this stock in late 1998 under our Bankable Deal Strategy. At that time, the company was very weak, with lots of debt, and oil prices were at low levels. New management had been hired with the goal of strengthening the company. In addition, we expected industry conditions to lead to increased oil prices. Given the value of the company's oil reserves alone, our analysis showed that the company was worth more than the share price reflected at that time. Over the next few years, management did succeed in strengthening finances, and increased oil prices also helped the business. By the time it was taken over, the stock had appreciated significantly from its purchase price.

In February, we purchased stocks of several Turkish companies for the portfolio under our Profile Strategy. Under this strategy, we look for strong companies that dominate their industry. Economic problems in Turkey caused a panic in that country's markets, creating the opportunity to buy the stocks of several attractive companies at bargain prices. The market stabilized after the International Monetary Fund provided a series of loans, and by the end of June all four stocks had appreciated significantly.

We believe that global growth is nearing a bottom, and if the economic environment continues to develop as we expect, we will be increasing investments in the growth-oriented stocks that typically do well in economic recoveries. These will probably include areas such as cyclical stocks and leveraged companies, and we may increase holdings in emerging markets as well. In a similar economic climate in 1998, we purchased a number of stocks in emerging markets. Because these markets had declined sharply, we were able to buy the stocks of outstanding companies at very appealing prices, and these stocks bounced back strongly as economic conditions improved.

Currency valuations are always important in foreign investing. Because relative valuations can affect returns, we consider whether to hedge the currency when we are investing in a stock traded in local currency rather than in dollars. Hedging can reduce the Series' exposure to changes in value, but it can sometimes be expensive, so the risk and benefit must be weighed carefully. As of the end of June, we had hedged only the Japanese yen. Although we have purchased the stocks of a few Japanese companies with good growth prospects in their fields, we are pessimistic about the general state of the Japanese economy. We believe that Japan needs to make some difficult reforms before the economy will improve, and it is likely that companies will close, loan defaults will rise, inflation will increase, and that one of the results will be that the yen will weaken. We have hedged the yen to protect the Series if this scenario develops as expected, and with only a small position in Japan, we remain markedly underweighted.

Management  Discussion  and  Analysis  (unaudited)


Over the rest of the year, we expect continued market volatility around the world. Our investment strategies have historically been successful in a variety of market conditions, and we believe that adherence to them will continue to help us succeed over the long term.

We appreciate the opportunity to serve you, and we wish you the best through the remainder of the year.

Sincerely,

Exeter  Asset  Management


[graphic]
[pie  chart]

Portfolio  Allocation  By  Country*  -  As  of  June  30,  2001

Brazil  -  15.32%
Canada  -  9.49%
Croatia  -  1.00%
France  -  1.96%
Germany  -  9.99%
Hong  Kong  -  1.56%
Ireland  -  2.02%
Japan  -  5.35%
Mexico  -  3.17%
Netherlands  -  1.56%
Norway  -  2.71%
Panama  -  2.97%
Philippines  -  3.16%
Singapore  -  0.00%
South  Africa  -  2.13%
South  Korea  -  2.08%
Switzerland  -  1.95%
Turkey  -  3.54%
United  Kingdom  -  21.35%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 8.69%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  June  30,  2001  (unaudited)


Exeter  Fund,  Inc.
World  Opportunities  Series




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $           10,095          0.95%     0.95%
Inception1  $           17,469         74.69%    12.27%





Morgan  Stanley  Capital
International  World  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            7,960        -20.40%   -20.40%
Inception1  $           15,156         51.56%     9.01%





Morgan  Stanley  Capital  International
All  Country  World  ex  U.S.  Index




                                Total Return
Through     Growth of $10,000                  Average
6/30/01         Investment       Cumulative     Annual
One Year    $            7,582        -24.18%   -24.18%
Inception1  $           11,686         16.86%     3.29%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (6/30/01) as compared to the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World ex U.S. Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:




                 Exeter Fund, Inc.         Morgan Stanley Capital    Morgan Stanley Capital International
Date        World Opportunities Series   International World Index      All Country World ex U.S. Index
9/6/1996    $                    10,000  $                   10,000  $                              10,000
12/31/1996                       10,482                      10,865                                 10,398
12/31/1997                       11,301                      12,578                                 10,576
12/31/1998                       10,806                      15,639                                 12,066
12/31/1999                       15,385                      19,539                                 15,902
12/31/2000                       16,609                      16,964                                 13,512
6/30/2001                        17,469                      15,156                                 11,686



1Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance is historical and may not be indicative of future results.
2The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,310 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 1,733 companies listed on the stock exchanges of 48 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends, and unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                          SHARES     VALUE (NOTE 2)
                                                        -----------  ---------------

COMMON STOCK - 91.31%
CHEMICALS & ALLIED PRODUCTS - 16.10%
Agrium, Inc. (Canada)                                       174,000  $     1,740,000
Akzo Nobel N.V. (Netherlands)                                19,000          804,240
Altana AG (Germany)                                          23,760          903,139
Merck KGaA (Germany)                                        159,000        5,586,079
Novartis AG -ADR (Switzerland)                               48,000        1,735,200
Pliva d.d. (Croatia)                                         80,000          890,400
Sankyo Company, Ltd. (Japan)                                148,000        2,670,075
                                                                     ---------------
                                                                          14,329,133
                                                                     ---------------

COMPUTER EQUIPMENT - 1.56%
Varitronix International Ltd. (Hong Kong)                 2,170,000        1,391,092
                                                                     ---------------

COMMERCIAL BANKING - 0.63%
Akbank T.A.S. (Turkey)                                  134,717,000          558,210
                                                                     ---------------

CONSUMER LOAN COMPANY - 2.35%
Takefuji Corp. (Japan)                                       23,000        2,089,474
                                                                     ---------------

CRUDE PETROLEUM & NATURAL GAS - 11.25%
Compagnie Generale de Geophysique S.A. (CGG)* (France)       32,000        1,743,253
Petkim Petrokimya Holding A.S. (Turkey)                  43,120,000          403,727
Petrol Ofisi A.S. (Turkey)                               15,851,000          536,806
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)         165,000        3,859,350
Stolt Offshore S.A. - ADR* (United Kingdom)                 283,000        3,466,750
                                                                     ---------------
                                                                          10,009,886
                                                                     ---------------

ELECTRIC SERVICES - 3.78%
International Power plc* (United Kingdom)                   360,000        1,513,860
Korea Electric Power Corp. (KEPCO) - ADR (South Korea)      195,000        1,852,500
                                                                     ---------------
                                                                           3,366,360
                                                                     ---------------

ENERGY BUSINESS - 2.84%
Innogy Holdings plc (United Kingdom)                        810,000        2,529,007
                                                                     ---------------

FOOD & KINDRED PRODUCTS - 19.04%
Panamerican Beverages, Inc. (Panama)                        130,000        2,639,000
San Miguel Corp. (Philippines)                            3,105,520        2,813,876
South African Breweries plc (United Kingdom)                365,300        2,784,589
Unilever plc - ADR (United Kingdom)                         252,249        8,702,591
                                                                     ---------------
                                                                          16,940,056
                                                                     ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                                             SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
                                                             ------------------------  ---------------
GLASS PRODUCTS - 2.02%
Waterford Wedgwood plc (Ireland)                                            1,950,000  $     1,796,338
                                                                                       ---------------

MINING - 2.28%
Grupo Mexico S.A. (Mexico)                                                    781,200        2,030,549
                                                                                       ---------------

MOTION PICTURE PRODUCTION - 2.44%
Alliance Atlantis Communications, Inc. * (Canada)                             159,775        2,168,853
                                                                                       ---------------

PAPER & ALLIED PRODUCTS - 10.16%
Aracruz Celulose S.A. - ADR (Brazil)                                          235,000        4,394,500
Asia Pulp & Paper Company Ltd. - ADR* (Singapore)1                            899,000                -
Kimberly-Clark de Mexico, S.A. de C.V. - ADR (Mexico)                          53,000          789,122
Sappi Ltd. -  ADR (South Africa)                                              212,000        1,897,400
Votorantim Celulose e Papel S.A. - ADR (Brazil)                               130,000        1,963,000
                                                                                       ---------------
                                                                                             9,044,022
                                                                                       ---------------

PRIMARY METAL INDUSTRIES - 3.36%
Ispat International NV (Netherlands)                                          174,000          588,120
Norddeutsche Affinerie AG (Germany)                                           210,000        2,400,020
                                                                                       ---------------
                                                                                             2,988,140
                                                                                       ---------------

RETAIL - SUPERMARKETS - 0.56%
Migros Turk T.A.S. (Turkey)                                                 8,010,000          497,850
                                                                                       ---------------

TELECOMMUNICATION SERVICES - 5.13%
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil)                    73,000        3,412,750
Turkcell Iletisim Hizmetleri A.S. - ADR* (Turkey)                             412,134        1,153,975
                                                                                       ---------------
                                                                                             4,566,725
                                                                                       ---------------

TRANSPORTATION - 7.81%
Canadian National Railway Co. (Canada)                                        112,000        4,536,000
Odfjell ASA (Norway)                                                          160,000        2,416,574
                                                                                       ---------------
                                                                                             6,952,574
                                                                                       ---------------

TOTAL COMMON STOCK
(Identified Cost $90,741,459)                                                               81,258,269
                                                                                       ---------------

SHORT-TERM INVESTMENTS - 11.21%
Dreyfus Treasury Cash Management Fund                                       1,977,150        1,977,150
Federal Farm Credit Bank Discount Note, 7/3/2001             $              4,000,000        3,998,713
Fannie Mae Discount Note, 7/3/2001                                          4,000,000        3,998,707
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $9,974,570)                                                                 9,974,570
                                                                                       ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  June  30,  2001  (unaudited)






                                          VALUE (NOTE 2)
                                          ---------------
TOTAL INVESTMENTS - 102.52%
(Identified Cost $100,716,029)            $   91,232,839

LIABILITIES, LESS OTHER ASSETS - (2.52%)      (2,242,892)
                                          ---------------

NET ASSETS -100%                          $   88,989,947
                                          ===============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

1Security has been determined to be illiquid, and has been valued at fair value by the Trustee.

FEDERAL  TAX  INFORMATION:

At June 30, 2001, the net unrealized depreciation based on identified cost for federal income tax purposes of $100,716,029 was as follows:




Unrealized appreciation        $  7,313,883
Unrealized depreciation         (16,797,072)
                               -------------

UNREALIZED DEPRECIATION - NET  $ (9,483,189)
                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)






June 30, 2001

ASSETS:
Investments, at value (identified cost $100,716,029) (Note 2)   $91,232,839
Foreign currency, at value (cost $52,262)                            51,453
Dividends receivable                                                342,017
Foreign tax reclaims receivable                                      62,419
Receivable for fund shares sold                                      23,136
Unrealized appreciation on foreign currency contracts                11,340
                                                                ------------

TOTAL ASSETS                                                     91,723,204
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3)                                      73,627
Transfer agent fees payable (Note 3)                                 11,482
Accrued fund accounting fees (Note 3)                                 3,382
Accrued directors' fees (Note 3)                                      1,532
Payable for securities purchased                                  2,089,082
Due to custodian                                                    254,196
Payable for fund shares repurchased                                 232,877
Custodian fee payable                                                35,914
Audit fee payable                                                    13,338
Other payables and accrued expenses                                  17,827
                                                                ------------

TOTAL LIABILITIES                                                 2,733,257
                                                                ------------

TOTAL NET ASSETS                                                $88,989,947
                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                   $   136,885
Additional paid-in-capital                                       88,215,726
Undistributed net investment income                               1,889,855
Accumulated net realized gain on investments                      8,225,692
Net unrealized depreciation on investments, foreign currency, forward foreign currency exchange contracts, and other assets
and liabilities                                                  (9,478,211)
                                                                ------------

TOTAL NET ASSETS                                                $88,989,947
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($88,989,947/13,688,486 shares)       $      6.50
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)






For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $137,700)           $ 1,288,548
Interest                                                        179,211
                                                            ------------

Total Investment Income                                       1,467,759
                                                            ------------

EXPENSES:

Management fee (Note 3)                                         425,807
Fund accounting fees (Note 3)                                    25,112
Transfer agent fees (Note 3)                                     12,108
Directors' fees (Note 3)                                          3,323
Custodian fee                                                    19,128
Audit fee                                                        13,389
Miscellaneous                                                    14,771
                                                            ------------

Total Expenses                                                  513,638
                                                            ------------

NET INVESTMENT INCOME                                           954,121
                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized gain on -
Investments                                                   8,197,742
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                      27,950
                                                            ------------
                                                              8,225,692
                                                            ------------

Net change in unrealized appreciation (depreciation) on -
Investments                                                  (4,762,750)
Foreign currency, forward foreign currency exchange
contracts, and other assets and liabilities                       3,953
                                                            ------------
                                                             (4,758,797)
                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                                3,466,895
                                                            ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                             $ 4,421,016
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                         FOR THE SIX MONTHS
                                                           ENDED 6/30/01        FOR THE YEAR
                                                            (UNAUDITED)        ENDED 12/31/00
                                                        --------------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $           954,121   $     1,581,618
Net realized gain on investments                                  8,225,692        24,595,910
Net change in unrealized depreciation
on investments                                                   (4,758,797)      (17,725,794)
                                                        --------------------  ----------------
Net increase from operations                                      4,421,016         8,451,734
                                                        --------------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                -        (3,087,292)
In excess of net investment income                                        -        (6,250,751)
From net realized gain on investments                                     -       (26,031,748)
                                                        --------------------  ----------------
Total distributions to shareholders                                       -       (35,369,791)
                                                        --------------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                               725,941        (6,487,115)
                                                        --------------------  ----------------

Net increase (decrease) in net assets                             5,146,957       (33,405,172)

NET ASSETS:

Beginning of period                                              83,842,990       117,248,162
                                                        --------------------  ----------------

END OF PERIOD (including undistributed net investment
income and distributions in excess of net investment
income of $1,889,855 and $935,734, respectively)        $        88,989,947   $    83,842,990
                                                        ====================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED
                                                      6/30/01                                 FOR THE YEARS ENDED
                                                    (UNAUDITED)         12/31/00            12/31/99       12/31/98    12/31/97
                                                    ------------  ---------------------  ---------------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $      6.18   $               9.30   $         8.55   $    9.76   $   10.42
                                                    ------------  ---------------------  ---------------  ----------  ----------

Income from investment operations:
Net investment income                                      0.07                   0.42             0.39        0.12        0.09
Net realized and unrealized gain (loss)
on investments                                             0.25                   0.27             3.16     (0.59)1        0.67
                                                    ------------  ---------------------  ---------------  ----------  ----------
Total from investment operations                           0.32                   0.69             3.55       (0.47)       0.76
                                                    ------------  ---------------------  ---------------  ----------  ----------

Less distributions to shareholders:
From net investment income                                    -                  (0.34)           (0.28)      (0.14)      (0.09)
In excess of net investment income                            -                  (0.65)              --          --          --
From net realized gain on investments                         -                  (2.82)           (2.52)      (0.60)      (1.33)
                                                    ------------  ---------------------  ---------------  ----------  ----------
Total distributions to shareholders                           -                  (3.81)           (2.80)      (0.74)      (1.42)
                                                    ------------  ---------------------  ---------------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                     $      6.50   $               6.18   $         9.30   $    8.55   $    9.76
                                                    ============  =====================  ===============  ==========  ==========

Total return2                                              5.18%                  7.96%           42.37%     (4.38%)       7.81%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                 1.21%3                   1.19%            1.15%       1.13%       1.15%
Net investment income                                    2.24%3                   1.61%            2.19%       2.30%       0.79%

Portfolio turnover                                           21%                    52%              23%         52%         62%


NET ASSETS - END OF PERIOD (000's omitted)          $    88,990   $             83,843   $      117,248   $ 215,778   $  95,215
                                                    ============  =====================  ===============  ==========  ==========


                                                        FOR THE
                                                     PERIOD 9/6/96
                                                     (COMMENCEMENT
                                                     OF OPERATIONS)
                                                      TO 12/31/96
                                                    ---------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $        10.00
                                                    ---------------

Income from investment operations:
Net investment income                                         0.05
Net realized and unrealized gain (loss)
on investments                                                0.43
                                                    ---------------
Total from investment operations                              0.48
                                                    ---------------

Less distributions to shareholders:
From net investment income                                   (0.05)
In excess of net investment income                              --
From net realized gain on investments                        (0.01)
                                                    ---------------
Total distributions to shareholders                          (0.06)
                                                    ---------------

NET ASSET VALUE - END OF PERIOD                     $        10.42
                                                    ===============

Total return2                                                 4.82%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                    1.17%3
Net investment income                                       1.54%3

Portfolio turnover                                               1%


NET ASSETS - END OF PERIOD (000's omitted)          $       77,338
                                                    ===============



1The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3Annualized.

The accompanying notes are an integral part of the financial statements.

Notes  to  Financial  Statements  (unaudited)


1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of June 30, 2001, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses, and investments in passive foreign investment companies. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

Notes  to  Financial  Statements  (unaudited)


2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS  (continued)
The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward foreign currency exchange contracts outstanding as of June 30, 2001 is as follows:




                                                       Unrealized
Settlement  Contracts          In        Contracts    Appreciation
   Date     to Deliver    Exchange For    At Value   (Depreciation)
----------  ------------  -------------  ----------  ---------------
  09/26/01  Japanese Yen  $   3,461,414  $3,450,074  $        11,340



On June 30, 2001, each Series had sufficient cash and/or securities to cover any commitments under these contracts.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements  (unaudited)


3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $22,000 per class plus an additional $12.50 per account, effective March 2001. Prior to that, the Series did not pay a fee. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the six months ended June 30, 2001, purchases and sales of securities, other than United States Government securities and short-term securities, were $17,530,399 and $16,371,935, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares of World Opportunities Series Class A Shares were:




                      FOR THE SIX MONTHS                  FOR THE YEAR
                         ENDED 6/30/01                   ENDED 12/31/00
                      -------------------                ---------------
                   Shares            Amount         Shares          Amount
             -------------------  ------------  ---------------  -------------
Sold                    952,058   $ 6,007,594        3,371,970   $ 31,789,403
Reinvested                   --            --        5,217,186     34,950,778
Repurchased            (829,034)   (5,281,653)      (7,625,138)   (73,227,296)
             -------------------  ------------  ---------------  -------------
Total                   123,024   $   725,941          964,018   $ (6,487,115)
             ===================  ============  ===============  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.          FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

14

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